SWA-PA-03729 1 SA-20 BOEING PROPRIETARY SUPPLEMENTAL AGREEMENT NO. 20 to PURCHASE AGREEMENT NO. 03729 between THE BOEING COMPANY and SOUTHWEST AIRLINES CO. Relating to Boeing Model 737-8 and 737-7 Aircraft THIS SUPPLEMENTAL AGREEMENT NO. 20 (SA-20), entered into as of October 25, 2023, is made between THE BOEING COMPANY, a Delaware corporation (Boeing), and SOUTHWEST AIRLINES CO., a Texas corporation (Customer). RECITALS: WHEREAS, Customer and Boeing entered into Purchase Agreement Number PA- 03729 dated December 13, 2011 (as amended and supplemented, Purchase Agreement) relating to the purchase and sale of Boeing model 737-8 (737-8 Aircraft) and model 737-7 aircraft (737-7 Aircraft) (737-8 Aircraft and 737-7 Aircraft collectively, the “Aircraft”). This SA-20 is an amendment to and is incorporated into the Purchase Agreement. Capitalized terms used herein but not otherwise defined will have the meaning set forth in the Purchase Agreement; WHEREAS, Customer and Boeing agree to the sale and purchase of an additional one hundred and eight (108) Firm 737-7 MAX Aircraft (2023 Incremental Aircraft), and one hundred and eight (108) additional 737-8 MAX Option Aircraft (2023 Option Aircraft); WHEREAS, Customer has previously notified Boeing of the exercise of (i) forty- two (42) 2020 Option Aircraft and fourteen (14) Original Option Aircraft (Exercised Option Aircraft) pursuant to the terms of Letter Agreement No. SWA-PA-03729-LA- 1106474R7, which has been replaced by Letter Agreement No. SWA-PA-03729-LA- 1106474R8 in this SA-20, entitled “Option Aircraft” and (ii) concurrent model substitution pursuant to the terms of Letter Agreement No. SWA-PA-03729-LA-1106471R2 entitled “Substitute Aircraft” as follows: (i) three (3) 2020 Option Aircraft and model substitutions for such Exercised Option Aircraft from 737-8 to 737-7 Aircraft scheduled for delivery in February 2024; [***] = Certain identified information has been excluded from the exhibit because it is both not material and is of the type that the registrant treats as private or confidential.

SWA-PA-03729 2 SA-20 BOEING PROPRIETARY (ii) four (4) 2020 Option Aircraft, one (1) Original Option Aircraft and model substitutions for such Exercised Option Aircraft from 737-8 to 737-7 Aircraft scheduled for delivery in March 2024; (iii) one (1) 2020 Option Aircraft, four (4) Original Option Aircraft and model substitutions for such Exercised Option Aircraft from 737-8 to 737-7 Aircraft scheduled for delivery in April 2024; (iv) two (2) 2020 Option Aircraft, three (3) Original Option Aircraft and model substitutions for such Exercised Option Aircraft from 737-8 to 737-7 Aircraft scheduled for delivery in May 2024; (v) two (2) 2020 Option Aircraft, three (3) Original Option Aircraft and model substitutions for such Exercised Option Aircraft from 737-8 to 737-7 Aircraft scheduled for delivery in June 2024; (vi) five (5) 2020 Option Aircraft and model substitutions for such Exercised Option Aircraft from 737-8 to 737-7 Aircraft scheduled for delivery in July 2024; (vii) five (5) 2020 Option Aircraft and model substitutions for such Exercised Option Aircraft from 737-8 to 737-7 Aircraft scheduled for delivery in August 2024; (viii) four (4) 2020 Option Aircraft and model substitutions for such Exercised Option Aircraft from 737-8 to 737-7 Aircraft scheduled for delivery in September 2024; (ix) six (6) 2020 Option Aircraft and model substitutions for such Exercised Option Aircraft from 737-8 to 737-7 Aircraft scheduled for delivery in October 2024; (x) five (5) 2020 Option Aircraft and model substitutions for such Exercised Option Aircraft from 737-8 to 737-7 Aircraft scheduled for delivery in November 2024; (xi) five (5) 2020 Option Aircraft and model substitutions for such Exercised Option Aircraft from 737-8 to 737-7 Aircraft scheduled for delivery in December 2024; and (xii) three (3) Original Option Aircraft and model substitutions for such Exercised Option Aircraft from 737-8 to 737-7 Aircraft scheduled for delivery in January 2025; WHEREAS, Customer and Boeing agree to the model substitution from model 737-7 to model 737-8, pursuant to the terms of Letter Agreement No. SWA-PA-03729- LA-2202855R2 entitled “2023/2024 MAX Production Plan”, of forty-four (44) Aircraft (Substituted Aircraft) as follows; four (4) November 2023, four (4) December 2023, five (5) January 2024, six (6) February 2024, eight (8) March 2024, eight (8) April 2024, eight (8) May 2024 and one (1) June 2024;

SWA-PA-03729 3 SA-20 BOEING PROPRIETARY WHEREAS, Customer and Boeing agree to reschedule the deliveries of certain 737-8 Aircraft as identified in Table 1A, Aircraft Delivery, Description, Price, and Advance Payments 737-8 Aircraft; WHEREAS, Customer and Boeing agree to reschedule the deliveries of certain 737-7 Aircraft as identified in Table 1B, Aircraft Delivery, Description, Price, and Advance Payments 737-7 Aircraft; WHEREAS, Customer and Boeing agree to amend the Purchase Agreement to make certain changes to the Letter Agreement entitled [***] in LA-1106477R1; and WHEREAS, Customer and Boeing agree to amend the Purchase Agreement terms to include Letter Agreement entitled [***]; NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows: 1. TABLE OF CONTENTS. The Table of Contents of the Purchase Agreement is hereby deleted in its entirety and replaced by a new Table of Contents (attached), which lists the Tables, Exhibits, and Letter Agreements revised or added by this SA-20 and is identified by “SA-20”. Such revised Table of Contents is incorporated into the Purchase Agreement by this reference. 2. TABLES. Table 1A, Aircraft Delivery, Description, Price and Advance Payments – 737-8 Aircraft, is hereby deleted in its entirety and replaced by a new Table 1A (identified by “SA-20”) attached hereto and incorporated into the Purchase Agreement by this reference. Table 1A has been updated to add forty-four (44) substituted Aircraft, revised seventy (70) delivery positions, identify [***] for each Aircraft. Table 1B, Aircraft Delivery, Description, Price and Advance Payments – 737-7 Aircraft, is hereby deleted in its entirety and replaced by a new Table 1B (identified by "SA-20") attached hereto and incorporated into the Purchase Agreement by this reference. Table 1B has been updated to add fifty-six (56) Exercised Option Aircraft, one hundred eight (108) 2023 Incremental Aircraft, converted forty-four (44) Substituted Aircraft, revised fifty-seven (57) delivery positions, identify [***] for each Aircraft.

SWA-PA-03729 4 SA-20 BOEING PROPRIETARY 3. LETTER AGREEMENTS. 3.1. Letter Agreement SWA-PA-03729-LA-1106473R2, entitled [***], 737- is hereby deleted in its entirety and replaced by new Letter Agreement SWA-PA-03729-LA-1106473R3, as attached to this SA-20. Letter Agreement SWA-PA-03729-LA-1106473R3 has been updated to [***] applicable to Substitute 737-7 from 737-8 2021 Option Aircraft and 737-8 2023 Option Aircraft. 3.2. Letter Agreement No. SWA-PA-03729-LA-1106474R7 entitled “Option Aircraft”, is hereby deleted in its entirety and replaced by Letter Agreement No. SWA-PA- 03729-LA-1106474R8 entitled “Option Aircraft”. Letter Agreement No. SWA-PA- 03729-LA-1106474R8 has been updated to add Attachment 1-D which incorporates the one hundred and eight (108) 2023 Option Aircraft. 3.2.1 Attachment 1-A to Letter Agreement SWA-PA-03729-LA-1106474R7, entitled “Option Aircraft”, is hereby deleted in its entirety and replaced by new Attachment 1-A in Letter Agreement SWA-PA-03729-LA-1106474R8, as attached to this SA-20. Attachment 1-A has been updated to remove fourteen (14) Exercised Option Aircraft, revise eight (8) delivery positions, identify [***], identify option exercise date dateline, and identify [***] for each Option Aircraft. 3.2.2 Attachment 1-B to Letter Agreement SWA-PA-03729-LA-1106474R7, entitled “Option Aircraft”, is hereby deleted in its entirety and replaced by new Attachment 1-B in Letter Agreement SWA-PA-03729-LA-1106474R8, as attached to this SA-20. Attachment 1-B has been updated to remove forty-two (42) Exercised Option Aircraft, revise twenty-eight (28) delivery positions, identify [***], identify option exercise date dateline, and identify [***] for each Option Aircraft. 3.2.3 Attachment 1-C to Letter Agreement SWA-PA-03729-LA-1106474R7, entitled “Option Aircraft”, is hereby deleted in its entirety and replaced by new Attachment 1-C in Letter Agreement SWA-PA-03729-LA-1106474R8, as attached to this SA-20. Attachment 1-C has been updated to revise eight (8) delivery positions, identify [***], identify option exercise date dateline, and identify [***] for each Option Aircraft. 3.2.4 Attachment 1-D to Letter Agreement SWA-PA-03729-LA-1106474R8, entitled “Option Aircraft”, is hereby added to and incorporated into the Purchase Agreement by this reference, as attached to this SA-20. Attachment 1-D incorporates one hundred and eight (108) 2023 Option Aircraft to the Purchase Agreement. 3.3. Letter Agreement No. SWA-PA-03729-LA-1106475R5 entitled [***], is hereby deleted in its entirety and replaced by Letter

SWA-PA-03729 5 SA-20 BOEING PROPRIETARY Agreement No. SWA-PA-03729-LA-1106475R6 entitled [***]. Letter Agreement No. SWA-PA-03729-LA-1106475R6 has been updated to incorporate [***]. 3.4. Letter Agreement No. SWA-PA-03729-LA-1106477 entitled [***], is hereby deleted in its entirety and replaced by Letter Agreement No. SWA- PA-03729-LA-1106477R1 entitled [***]. Letter Agreement No. SWA- PA-03729-LA-1106477R1 has been updated to revise [***]. 3.5. Letter Agreement No. SWA-PA-03729-LA-2100814R1 entitled [***], is hereby deleted in its entirety and replaced by Letter Agreement No. SWA- PA-03729-LA-2100814R2 entitled [***]. Letter Agreement No. SWA-PA-03729- LA-2100814R2 has been updated to incorporate the 2023 Incremental Aircraft, 2023 Option Aircraft and [***] Attachment B-1 and Attachment B-2 of such letter agreement. 3.6. Letter Agreement No. SWA-PA-03729-LA-2202855R1 entitled “2023/2024 MAX Production Plan”, is hereby deleted in its entirety and replaced by Letter Agreement No. SWA-PA-03729-LA-2202855R2 entitled “2023/2024 MAX Production Plan”. Letter Agreement No. SWA-PA-03729-LA-2202855R2 has been updated to add forty-four (44) 737-7 Aircraft conversions with deliveries in November 2023 through June 2024. 3.7. Letter Agreement SWA-PA-03729-LA-2304184 entitled [***], is added to and incorporated into the Purchase Agreement by this reference. Letter Agreement SWA-PA-03729-LA-2304184 identifies [***]. 3.8. Letter Agreement No. SWA-PA-03729-LA-2100812R1 entitled [***], is hereby deleted in its entirety and replaced by Letter Agreement No. SWA-PA-03729-LA-2100812R2 entitled [***]. Letter Agreement No. SWA- PA-03729-LA-2100812R2 has been updated to incorporate [***]. 3.9. Letter Agreement No. SWA-PA-03729-LA-1106467R2 entitled [***], is hereby deleted in its entirety and replaced by Letter Agreement No. SWA- PA-03729-LA-1106467R3 entitled [***]. Letter Agreement No. SWA- PA-03729-LA-1106467R3 has been updated to incorporate [***]. 3.10. Letter Agreement No. SWA-PA-03729-LA-1301170R3 entitled “Special [***], is hereby deleted in its entirety and replaced by Letter [***]

SWA-PA-03729 6 SA-20 BOEING PROPRIETARY Agreement No. SWA-PA-03729-LA-1301170R4 entitled [***]. Letter Agreement No. SWA-PA-03729-LA-1301170R4 has been updated to incorporate [***]. 3.11. Letter Agreement No. SWA-PA-03729-LA-2100825R1 entitled [***], is hereby deleted in its entirety and replaced by Letter Agreement No. SWA-PA-03729-LA-2100825R2 entitled [***]. Letter Agreement No. SWA-PA-03729-LA-2100825R2 has been updated to incorporate [***]. 3.12. Letter Agreement No. SWA-PA-03729-LA-2100984 entitled [***], is hereby deleted in its entirety and replaced by Letter Agreement No. SWA-PA-03729-LA-2100984R1 entitled [***]. Letter Agreement No. SWA- PA-03729-LA-2100984R1 has been updated to incorporate [***]. 4. SA-20 [***] IMPACT. 4.1. Due to Customer’s prior exercise of Exercised Option Aircraft, Customer [***] according to the terms of the Purchase Agreement. Customer agrees to [***] in accordance with the terms of the Purchase Agreement. 4.2. The reschedule of certain Aircraft results in [***]. Boeing will [***] set forth in Section 5, [***]. 5. [***]

6. Miscellaneous 6.1. The Purchase Agreement is amended as set forth above, and all other terms and conditions of the Purchase Agreement remain unchanged and are in full force and effect. Any Tables of Contents, Letter Agreements or other documents that are listed in the sections above are incorporated into this SA-20 by reference. EXECUTED IN DUPLICATE as of the day and year first above written. THE BOEING COMPANY By: _________________________ Name: Herbert C. Portillo Its: Attorney-In-Fact SOUTHWEST AIRLINES CO. By: ________________________ Name: Tammy Romo Its: EVP & CFO SWA-PA-03729 7 SA-20 BOEING PROPRIETARY /s/ Herbert C. Portillo /s/ Tammy Romo

SWA-PA-03729 SA-20 Page 1 BOEING PROPRIETARY TABLE OF CONTENTS ARTICLES TITLES Article 1 Quantity, Model and Description SA-2 Article 2 Delivery Schedule Article 3 Price Article 4 Payment SA-2 Article 5 Additional Terms TABLE TITLE 1A 737-8 Aircraft Information Table SA-20 1B 737-7 Aircraft Information Table SA-20 EXHIBIT A1 737-8 Aircraft Configuration SA-11 A2 737-7 Aircraft Configuration SA-8 A-3 737-8 Remarket Aircraft Configuration SA-17 B* Aircraft Delivery Requirements and Responsibilities B-1 Remarket Aircraft Technical SA-17 Acceptance and Delivery Requirements and Responsibilities SUPPLEMENTAL EXHIBITS TITLES AE1* Escalation Adjustment/Airframe and Optional Features BFE1 BFE Variables for 737-8 SA-7 BFE2 BFE Variables for 737-7 SA-8 CS1 Customer Support Variables CS1-7MAX Customer Support Variables SA-2 EE1* Engine Escalation/Engine Warranty and Patent Indemnity

SWA-PA-03729 SA-20 Page 2 BOEING PROPRIETARY SLP1* LETTER AGREEMENTS SWA-PA-03729-LA-1106463R3 SWA-PA-03729-LA-1106464* SWA-PA-03729-LA-1106465* SWA-PA-03729-LA-1106466 SWA-PA-03729-LA-1106467R3 SWA-PA-03729-LA-1106468* SWA-PA-03729-LA-1106469R1 SWA-PA-03729-LA-1106470R1 Service Life Policy Components TITLES Open Matters SA-8 [***] [***] [***] [***] SA-20 [***] [***] SA-2 [***] SA-2 SWA-PA-03729-LA-1106471R2 SA-12 SWA-PA-03729-LA-1106473R3 SA-20 SWA-PA-03729-LA-1106474R8 SA-20 Attachment 1-A Substitute Aircraft [***] Option Aircraft Original Option Aircraft SA-20 Attachment 1-B 2020 Option Aircraft SA-20 Attachment 1-C 2021 Option Aircraft SA-20 Attachment 1-D 2023 Option Aircraft SA-20 SWA-PA-03729-LA-1106475R6 SA-20 SWA-PA-03729-LA-1106476R2 SA-8 SWA-PA-03729-LA-1106477R1 SA-20 SWA-PA-03729-LA-1106478 SWA-PA-03729-LA-1106479R1 SA-2 SWA-PA-03729-LA-1106480R1 SA-2 SWA-PA-03729-LA-1106481R2 [***] [***] [***] [***] [***] [***] [***] SA-2

SWA-PA-03729 SA-20 Page 3 BOEING PROPRIETARY LETTER AGREEMENTS SWA-PA-03729-LA-1106482* SWA-PA-03729-LA-1106483* SWA-PA-03729-LA-1106484R3 SA-16 SWA-PA-03729-LA-1106485* SWA-PA-03729-LA-1209080 SA-1 SWA-PA-03729-LA-1210419 SA-1 SWA-PA-03729-LA-1300943 SA-2 SWA-PA-03729-LA-1301168R3 SA-6 SWA-PA-03729-LA-1301170R4 TITLES [***] [***] [***] [***] [***] [***] [***] [***] [***] SA-20 SWA-PA-03729-LA-1400371 [***] SA-7 SWA-PA-03729-LA-1503792 SA-6 SWA-PA-03729-LA-1500831 SA-7 SWA-PA-03729-LA-1602486R1 SA-12 SWA-PA-03729-LA-2100594R1 SA-17 SWA-PA-03729-LA-2100700R1 SA-17 SWA-PA-03729-LA-2100811 SA-12 SWA-PA-03729-LA-2100812R2 SA-20 SWA-PA-03729-LA-2100813 SA-12 SWA-PA-03729-LA-2100814R2 SA-20 SWA-PA-03729-LA-2100819 SA-12 SWA-PA-03729-LA-2100825R2 SA-20 SWA-PA-03729-LA-2100841 Service Ready Operational Validation [***] [***] 737-8 Remarket Production Aircraft 737-8 Configuration Matters – Remarket Production Aircraft [***] [***] [***] [***] [***] [***] [***] SA-12

SWA-PA-03729 SA-20 Page 4 BOEING PROPRIETARY LETTER AGREEMENTS SWA-PA-03729-LA-2100984R1 SA-20 SWA-PA-03729-LA-2103755 SA-16 SWA-PA-03729-LA-2202855R2 SA-20 SWA-PA-03729-LA-2304184 SA-20 TITLES [***] 2022/2023 Production Plan 2023/2024 MAX Production Plan [***] * Denotes revision to Page 1 or Page 2 only to reference 737-7 (SA-2) INACTIVE / DELETED TABLES, EXHIBITS, AND LETTER AGREEMENTS RESTRICTED LETTER AGREEMENTS Letter Agreement Title Last Updated under SA Current Status SWA-PA-03729- LA-1106472R1 [***] SA-2 Deleted under SA-4 SWA-PA- 01810/03729-LA- 1301169 [***] SA-2 Deleted under SA-4

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft Airframe Model/MTOW: 737-8 181,200 pounds Detail Specification: D019A008-P (5/1/2017) Engine Model/Thrust: CFMLEAP-1B28(2) 28,800 pounds Airframe Price Base Year/Escalation Formula: Jul-11 Non-Standard Airframe Price: [***] Engine Price Base Year/Escalation Formula: N/A N/A Optional Features: [***] Sub-Total of Airframe and Features: [***] Airframe Escalation Data: Engine Price (Per Aircraft): [***] Base Year Index (ECI): [***] Aircraft Basic Price (Excluding BFE/SPE): [***] Base Year Index (CPI): [***] Buyer Furnished Equipment (BFE) Estimate: [***] Seller Purchased Equipment (SPE) Estimate: [***] Deposit per Aircraft: [***] Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor *(3.3) Serial Escalation [***] Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date *(3.2) Aircraft (Airframe) Number*(2) Factor Notes Price Per A/P [***] [***] [***] [***] Jul-2017 [***] 1 [***] 36929 [***] [***] Note 1 [***] [***] [***] [***] [***] Jul-2017 [***] 1 [***] 42558 [***] [***] Note 1 [***] [***] [***] [***] [***] Jul-2017 [***] 1 [***] 42559 [***] [***] Note 1 [***] [***] [***] [***] [***] Aug-2017 [***] 1 [***] 36979 [***] [***] Note 1 [***] [***] [***] [***] [***] Aug-2017 [***] 1 [***] 36930 [***] [***] Note 1 [***] [***] [***] [***] [***] Aug-2017 [***] 1 [***] 36984 [***] [***] Note 1 [***] [***] [***] [***] [***] Aug-2017 [***] 1 [***] 42567 [***] [***] Note 1 [***] [***] [***] [***] [***] Aug-2017 [***] 1 [***] 42563 [***] [***] Note 1 [***] [***] [***] [***] [***] Aug-2017 [***] 1 [***] 42566 [***] [***] Note 1 [***] [***] [***] [***] [***] Sep-2017 [***] 1 [***] 36934 [***] [***] Note 1 [***] [***] [***] [***] [***] Oct-2017 [***] 1 [***] 42544 [***] [***] [***] [***] [***] [***] [***] Oct-2017 [***] 1 [***] 42570 [***] [***] [***] [***] [***] [***] [***] Nov-2017 [***] 1 [***] 36988 [***] [***] [***] [***] [***] [***] [***] Dec-2017 [***] 1 [***] 42554 [***] [***] [***] [***] [***] [***] [***] Mar-2018 [***] 1 [***] 36989 [***] [***] [***] [***] [***] [***] [***] Mar-2018 [***] 1 [***] 42571 [***] [***] [***] [***] [***] [***] [***] Apr-2018 [***] 1 [***] 42546 [***] [***] [***] [***] [***] [***] [***] Jun-2018 [***] 1 [***] 42572 [***] [***] [***] [***] [***] [***] [***] Jun-2018 [***] 1 [***] 42547 [***] [***] [***] [***] [***] [***] [***] Aug-2018 [***] 3 [***] 42548, 37019, 42549 [***] [***] [***] [***] [***] [***] [***] Aug-2018 [***] 1 [***] 42574 [***] [***] [***] [***] [***] [***] [***] Aug-2018 [***] 1 [***] 42575 [***] [***] [***] [***] [***] [***] [***] Sep-2018 [***] 2 [***] 42573, 42576 [***] [***] [***] [***] [***] [***] [***] Dec-2018 [***] 1 [***] 42577 [***] [***] [***] [***] [***] [***] [***] Dec-2018 [***] 4 [***] 37042, 42550, 42551, 37043 [***] [***] [***] [***] [***] [***] [***] Feb-2021 [***] 1 [***] 42633 [***] [***] [***] [***] [***] [***] [***] Feb-2021 [***] 2 [***] 65437, 65436 [***] [***] [***] [***] [***] [***] [***] SWA-PA-03729 107813 / 108198 / 108732 Boeing Proprietary SA-20 Page 1

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor *(3.3) Serial Escalation [***] Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date *(3.2) Aircraft (Airframe) Number*(2) Factor Notes Price Per A/P [***] [***] [***] [***] Feb-2021 [***] 1 [***] 42634 [***] [***] [***] [***] [***] [***] [***] Feb-2021 [***] 1 [***] 36722 [***] [***] [***] [***] [***] [***] [***] Feb-2021 [***] 1 [***] 42537 [***] [***] [***] [***] [***] [***] [***] Mar-2021 [***] 1 [***] 42641 [***] [***] [***] [***] [***] [***] [***] Mar-2021 [***] 1 [***] 65471 [***] [***] [***] [***] [***] [***] [***] Mar-2021 [***] 1 [***] 42637 [***] [***] [***] [***] [***] [***] [***] Mar-2021 [***] 1 [***] 65438 [***] [***] [***] [***] [***] [***] [***] Mar-2021 [***] 2 [***] 42647, 42661 [***] [***] [***] [***] [***] [***] [***] Mar-2021 [***] 1 [***] 65439 [***] [***] [***] [***] [***] [***] [***] Mar-2021 [***] 1 [***] 65440 [***] [***] [***] [***] [***] [***] [***] Apr-2021 [***] 2 [***] 42646, 42662 [***] [***] [***] [***] [***] [***] [***] Apr-2021 [***] 1 [***] 42536 [***] [***] [***] [***] [***] [***] [***] Apr-2021 [***] 1 [***] 42664 [***] [***] [***] [***] [***] [***] [***] Apr-2021 [***] 1 [***] 65473 [***] [***] [***] [***] [***] [***] [***] Mar-2022 [***] 1 [***] 67206 [***] [***] Note 6 [***] [***] [***] [***] [***] Mar-2022 [***] 1 [***] 67205 [***] [***] Note 6 [***] [***] [***] [***] [***] Mar-2022 [***] 1 [***] 67207 [***] [***] Note 6 [***] [***] [***] [***] [***] Mar-2022 [***] 1 [***] 67208 [***] [***] Note 6 [***] [***] [***] [***] [***] Mar-2022 [***] 1 [***] 67209 [***] [***] Note 6 [***] [***] [***] [***] [***] Apr-2022 [***] 1 [***] 67216 [***] [***] Note 6 [***] [***] [***] [***] [***] Apr-2022 [***] 1 [***] 67214 [***] [***] Note 6 [***] [***] [***] [***] [***] Apr-2022 [***] 1 [***] 67213 [***] [***] Note 6 [***] [***] [***] [***] [***] Apr-2022 [***] 1 [***] 67212 [***] [***] Note 6 [***] [***] [***] [***] [***] Apr-2022 [***] 1 [***] 67211 [***] [***] Note 6 [***] [***] [***] [***] [***] Apr-2022 [***] 1 [***] 67210 [***] [***] Note 6 [***] [***] [***] [***] [***] Apr-2022 [***] 1 [***] 67215 [***] [***] Note 6 [***] [***] [***] [***] [***] May-2022 [***] 1 [***] 60223 [***] [***] Note 6 [***] [***] [***] [***] [***] May-2022 [***] 1 [***] 67217 [***] [***] Note 6 [***] [***] [***] [***] [***] May-2022 [***] 1 [***] 67218 [***] [***] Note 6 [***] [***] [***] [***] [***] Jun-2022 [***] 1 [***] 60226 [***] [***] Note 6 [***] [***] [***] [***] [***] Jun-2022 [***] 1 [***] 60225 [***] [***] Note 6 [***] [***] [***] [***] [***] Jun-2022 [***] 1 [***] 67520 [***] [***] Note 6 [***] [***] [***] [***] [***] Jun-2022 [***] 1 [***] 67521 [***] [***] Note 6 [***] [***] [***] [***] [***] Jun-2022 [***] 1 [***] 67514 [***] [***] Note 6 [***] [***] [***] [***] [***] Jun-2022 [***] 1 [***] 67518 [***] [***] Note 6 [***] [***] [***] [***] [***] Jun-2022 [***] 1 [***] 67519 [***] [***] Note 6 [***] [***] [***] [***] [***] Jun-2022 [***] 1 [***] 67517 [***] [***] Note 6 [***] [***] [***] [***] [***] Jun-2022 [***] 1 [***] 67516 [***] [***] Note 6 [***] [***] [***] [***] [***] SWA-PA-03729 107813 / 108198 / 108732 Boeing Proprietary SA-20 Page 2

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor *(3.3) Serial Escalation [***] Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date *(3.2) Aircraft (Airframe) Number*(2) Factor Notes Price Per A/P [***] [***] [***] [***] Jun-2022 [***] 1 [***] 67513 [***] [***] Note 6 [***] [***] [***] [***] [***] Jun-2022 [***] 1 [***] 67515 [***] [***] Note 6 [***] [***] [***] [***] [***] Jun-2022 [***] 1 [***] 60649 [***] [***] Note 6 [***] [***] [***] [***] [***] Jul-2022 [***] 1 [***] 60652 [***] [***] Note 6 [***] [***] [***] [***] [***] Jul-2022 [***] 1 [***] 60653 [***] [***] Note 6 [***] [***] [***] [***] [***] Jul-2022 [***] 1 [***] 67753 [***] [***] Note 8 [***] [***] [***] [***] [***] Jul-2022 [***] 1 [***] 67754 [***] [***] Note 8 [***] [***] [***] [***] [***] Jul-2022 [***] 1 [***] 67755 [***] [***] Note 8 [***] [***] [***] [***] [***] Jul-2022 [***] 1 [***] 67756 [***] [***] Note 8 [***] [***] [***] [***] [***] Jul-2022 [***] 1 [***] 67757 [***] [***] Note 8 [***] [***] [***] [***] [***] Jul-2022 [***] 1 [***] 67758 [***] [***] Note 8 [***] [***] [***] [***] [***] Jul-2022 [***] 1 [***] 67759 [***] [***] Note 8 [***] [***] [***] [***] [***] Jul-2022 [***] 1 [***] 67762 [***] [***] Note 8 [***] [***] [***] [***] [***] Jul-2022 [***] 1 [***] 67760 [***] [***] Note 8 [***] [***] [***] [***] [***] Jul-2022 [***] 1 [***] 67761 [***] [***] Note 8 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 60187 [***] [***] Note 6 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 60188 [***] [***] Note 6 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 60186 [***] [***] Note 6 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 67775 [***] [***] Note 6 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 67774 [***] [***] Note 6 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 67773 [***] [***] Note 6 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 67782 [***] [***] Note 8 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 67781 [***] [***] Note 8 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 67780 [***] [***] Note 8 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 67779 [***] [***] Note 8 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 67778 [***] [***] Note 8 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 67777 [***] [***] Note 8 [***] [***] [***] [***] [***] Aug-2022 [***] 1 [***] 67776 [***] [***] Note 8 [***] [***] [***] [***] [***] Sep-2022 [***] 1 [***] 60219 [***] [***] Note 6 [***] [***] [***] [***] [***] Sep-2022 [***] 1 [***] 67480 [***] [***] Note 5 Sep-2022 [***] 1 [***] 67479 [***] [***] Note 5 Sep-2022 [***] 1 [***] 67477 [***] [***] Note 5 Sep-2022 [***] 1 [***] 67476 [***] [***] Note 5 Sep-2022 [***] 1 [***] 67473 [***] [***] Note 5 Sep-2022 [***] 1 [***] 67472 [***] [***] Note 5 Sep-2022 [***] 1 [***] 67478 [***] [***] Note 5 Sep-2022 [***] 1 [***] 67475 [***] [***] Note 5 Sep-2022 [***] 1 [***] 42598 [***] [***] Note 5 SWA-PA-03729 107813 / 108198 / 108732 Boeing Proprietary SA-20 Page 3

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor *(3.3) Serial Escalation [***] Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date *(3.2) Aircraft (Airframe) Number*(2) Factor Notes Price Per A/P [***] [***] [***] [***] Sep-2022 [***] 1 [***] 67474 [***] [***] Note 5 Oct-2022 [***] 1 [***] 67481 [***] [***] Note 5 Oct-2022 [***] 1 [***] 67487 [***] [***] Note 5 Oct-2022 [***] 1 [***] 67785 [***] [***] Note 6 Oct-2022 [***] 1 [***] 67784 [***] [***] Note 6 Oct-2022 [***] 1 [***] 67783 [***] [***] Note 6 Jan-2023 [***] 1 [***] 67512 [***] [***] Note 6 [***] [***] [***] [***] [***] Jan-2023 [***] 1 [***] 67485 [***] [***] Note 5 Jan-2023 [***] 1 [***] 67484 [***] [***] Note 5 Jan-2023 [***] 1 [***] 67482 [***] [***] Note 5 Jan-2023 [***] 1 [***] 67752 [***] [***] Note 5 Jan-2023 [***] 1 [***] 67486 [***] [***] Note 5 Jan-2023 [***] 1 [***] 67751 [***] [***] Note 5 Jan-2023 [***] 1 [***] 67750 [***] [***] Note 5 Jan-2023 [***] 1 [***] 67483 [***] [***] Note 5 Jan-2023 [***] 1 [***] 67493 [***] [***] Note 5 Jan-2023 [***] 1 [***] 67489 [***] [***] Note 5 Jan-2023 [***] 1 [***] 67793 [***] [***] Note 5 Feb-2023 [***] 1 [***] 60650 [***] [***] Note 6 [***] [***] [***] [***] [***] Feb-2023 [***] 1 [***] 67492 [***] [***] Note 5 Feb-2023 [***] 1 [***] 67490 [***] [***] Note 5 Feb-2023 [***] 1 [***] 67491 [***] [***] Note 5 Feb-2023 [***] 1 [***] 67488 [***] [***] Note 5 Mar-2023 [***] 1 [***] 67794 [***] [***] Note 5 Mar-2023 [***] 1 [***] 67795 [***] [***] Note 5 Mar-2023 [***] 1 [***] 42600 [***] [***] Note 5 Mar-2023 [***] 1 [***] 67786 [***] [***] Note 6 Mar-2023 [***] 1 [***] 67826 [***] [***] Note 5 Mar-2023 [***] 1 [***] 67825 [***] [***] Note 5 Mar-2023 [***] 1 [***] 42591 [***] [***] Note 5 Mar-2023 [***] 1 [***] 67498 [***] [***] Note 5 Mar-2023 [***] 1 [***] 67497 [***] [***] Note 5 Mar-2023 [***] 1 [***] 67496 [***] [***] Note 5 Mar-2023 [***] 1 [***] 67495 [***] [***] Note 5 Mar-2023 [***] 1 [***] 67471 [***] [***] Note 5 Apr-2023 [***] 1 [***] 67787 [***] [***] Note 6 Apr-2023 [***] 1 [***] 67494 [***] [***] Note 5 Apr-2023 [***] 1 [***] 42657 [***] [***] Note 7 SWA-PA-03729 107813 / 108198 / 108732 Boeing Proprietary SA-20 Page 4

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor *(3.3) Serial Escalation [***] Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date *(3.2) Aircraft (Airframe) Number*(2) Factor Notes Price Per A/P [***] [***] [***] [***] Apr-2023 [***] 1 [***] 42671 [***] [***] Note 7 May-2023 [***] 1 [***] 67470 [***] [***] Note 5 May-2023 [***] 1 [***] 67865 [***] [***] Note 7 May-2023 [***] 1 [***] 67864 [***] [***] Note 7 May-2023 [***] 1 [***] 67863 [***] [***] Note 7 May-2023 [***] 1 [***] 67862 [***] [***] Note 7 May-2023 [***] 1 [***] 67861 [***] [***] Note 7 May-2023 [***] 1 [***] 67860 [***] [***] Note 7 May-2023 [***] 1 [***] 67859 [***] [***] Note 7 May-2023 [***] 1 [***] 67858 [***] [***] Note 7 May-2023 [***] 1 [***] 42679 [***] [***] Note 7 May-2023 [***] 1 [***] 67915 [***] [***] Note 7 Jun-2023 [***] 1 [***] 42678 [***] [***] Note 7 Jun-2023 [***] 1 [***] 42688 [***] [***] Note 7 Jun-2023 [***] 1 [***] 67918 [***] [***] Note 7 Jun-2023 [***] 1 [***] 67917 [***] [***] Note 7 Jun-2023 [***] 1 [***] 42681 [***] [***] Note 7 Jun-2023 [***] 1 [***] 42680 [***] [***] Note 7 Jun-2023 [***] 1 [***] 67967 [***] [***] Note 7 Jul-2023 [***] 1 [***] 67919 [***] [***] Note 7 Jul-2023 [***] 1 [***] 67913 [***] [***] Note 7 Jul-2023 [***] 1 [***] 42684 [***] [***] Note 7 Jul-2023 [***] 1 [***] 67966 [***] [***] Note 7 Jul-2023 [***] 1 [***] 67965 [***] [***] Note 7 Jul-2023 [***] 1 [***] 42683 [***] [***] Note 7 Jul-2023 [***] 1 [***] 68047 [***] [***] Note 7 Aug-2023 [***] 1 [***] 67916 [***] [***] Note 7 Aug-2023 [***] 1 [***] 67914 [***] [***] Note 7 Aug-2023 [***] 1 [***] 67961 [***] [***] Note 7 Aug-2023 [***] 1 [***] 67964 [***] [***] Note 7 Aug-2023 [***] 1 [***] 67962 [***] [***] Note 7 Aug-2023 [***] 1 [***] 42687 [***] [***] Note 7 Aug-2023 [***] 1 [***] 68046 [***] [***] Note 7 Aug-2023 [***] 1 [***] 68118 [***] [***] Note 7 Sep-2023 [***] 1 [***] 42685 [***] [***] Note 7 Sep-2023 [***] 1 [***] 68119 [***] [***] Note 7 Sep-2023 [***] 1 [***] 68117 [***] [***] Note 7 Oct-2023 [***] 1 [***] 42560 [***] [***] Note 9 SWA-PA-03729 107813 / 108198 / 108732 Boeing Proprietary SA-20 Page 5

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor *(3.3) Serial Escalation [***] Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date *(3.2) Aircraft (Airframe) Number*(2) Factor Notes Price Per A/P [***] [***] [***] [***] Oct-2023 [***] 1 [***] 42690 [***] [***] Note 7 Nov-2023 [***] 1 [***] 68048 [***] [***] Note 7 Nov-2023 [***] 1 [***] 68049 [***] [***] Note 7 Nov-2023 [***] 1 [***] 68120 [***] [***] Note 7 Nov-2023 [***] 1 [***] 67963 [***] [***] Note 7 Nov-2023 [***] 1 [***] 68050 [***] [***] Note 7 Nov-2023 [***] 1 [***] 68051 [***] [***] Note 7 Nov-2023 [***] 1 [***] 68116 [***] [***] Note 7 Nov-2023 [***] 1 [***] 42565 [***] [***] Note 9 Dec-2023 [***] 1 [***] 42555 [***] [***] Note 9 Dec-2023 [***] 1 [***] 42562 [***] [***] Note 9 Dec-2023 [***] 1 [***] 42695 [***] [***] Note 9 Dec-2023 [***] 1 [***] 68183 [***] [***] Note 9 Dec-2023 [***] 1 [***] 42689 [***] [***] Note 9 Dec-2023 [***] 1 [***] 42557 [***] [***] Note 9 Jan-2024 [***] 1 [***] 42581 [***] [***] Note 9 Jan-2024 [***] 1 [***] 68206 [***] [***] Note 9 Jan-2024 [***] 1 [***] 68207 [***] [***] Note 9 Jan-2024 [***] 1 [***] 68052 [***] [***] Note 7 Jan-2024 [***] 1 [***] 42686 [***] [***] Note 7 Jan-2024 [***] 1 [***] 68184 [***] [***] Note 9 Jan-2024 [***] 1 [***] 42564 [***] [***] Note 9 Jan-2024 [***] 1 [***] 67469 [***] [***] Note 9 Jan-2024 [***] 1 [***] 42682 [***] [***] Note 7 Jan-2024 [***] 1 [***] 42594 [***] [***] Note 9 Jan-2024 [***] 1 [***] 42568 [***] [***] Note 9 Jan-2024 [***] 1 [***] 42582 [***] [***] Note 10 Feb-2024 [***] 1 [***] 68360 [***] [***] Note 10 Feb-2024 [***] 1 [***] 68359 [***] [***] Note 10 Feb-2024 [***] 1 [***] 42597 [***] [***] Note 10 Feb-2024 [***] 1 [***] 68381 [***] [***] Note 10 Mar-2024 [***] 1 [***] 42693 [***] [***] Note 9 Mar-2024 [***] 1 [***] 42593 [***] [***] Note 10 Mar-2024 [***] 1 [***] 42578 [***] [***] Note 10 Mar-2024 [***] 1 [***] 68382 [***] [***] Note 10 Mar-2024 [***] 1 [***] 42601 [***] [***] Note 10 Apr-2024 [***] 1 [***] 42605 [***] [***] Note 10 Apr-2024 [***] 1 [***] 68457 [***] [***] Note 10 SWA-PA-03729 107813 / 108198 / 108732 Boeing Proprietary SA-20 Page 6

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor *(3.3) Serial Escalation [***] Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date *(3.2) Aircraft (Airframe) Number*(2) Factor Notes Price Per A/P [***] [***] [***] [***] Apr-2024 [***] 1 [***] 68458 [***] [***] Note 10 Apr-2024 [***] 1 [***] 68459 [***] [***] Note 10 Apr-2024 [***] 1 [***] 68628 [***] [***] Note 10 May-2024 [***] 1 [***] 42583 [***] [***] Note 10 May-2024 [***] 1 [***] 42584 [***] [***] Note 10 May-2024 [***] 1 [***] 42585 [***] [***] Note 10 May-2024 [***] 1 [***] 68626 [***] [***] Note 10 May-2024 [***] 1 [***] 68627 [***] [***] Note 10 May-2024 [***] 1 [***] 42611 [***] [***] Note 10 Jun-2024 [***] 1 [***] 42596 [***] [***] Note 10 Jun-2024 [***] 1 [***] 42599 [***] [***] Note 10 Jun-2024 [***] 1 [***] 68629 [***] [***] Note 10 Jun-2024 [***] 1 [***] 68630 [***] [***] Note 10 Jun-2024 [***] 1 [***] 68631 [***] [***] Note 10 Jun-2024 [***] 1 [***] 68632 [***] [***] Note 10 Jun-2024 [***] 1 [***] 68633 [***] [***] Note 10 Jun-2024 [***] 1 [***] 42612 [***] [***] Note 10 Jun-2024 [***] 1 [***] 68891 [***] [***] Note 10 Jul-2024 [***] 1 [***] 42606 [***] [***] Note 10 Jul-2024 [***] 1 [***] 68890 [***] [***] Note 10 Jul-2024 [***] 1 [***] 42617 [***] [***] Note 10 Jul-2024 [***] 1 [***] 68892 [***] [***] Note 10 Jul-2024 [***] 1 [***] 68893 [***] [***] Note 10 Jul-2024 [***] 1 [***] 68894 [***] [***] Note 10 Jul-2024 [***] 1 [***] 68927 [***] [***] Note 10 Aug-2024 [***] 1 [***] 42608 [***] [***] Note 10 Aug-2024 [***] 1 [***] 42619 [***] [***] Note 10 Aug-2024 [***] 1 [***] 42622 [***] [***] Note 10 Aug-2024 [***] 1 [***] 68925 [***] [***] Note 10 Aug-2024 [***] 1 [***] 68926 [***] [***] Note 10 Mar-2025 [***] 1 [***] 68928 [***] [***] Note 10 Apr-2025 [***] 1 [***] 68929 [***] [***] Note 10 Apr-2025 [***] 1 [***] 36978 [***] [***] Note 10 Jan-2027 [***] 1 [***] 42666 [***] [***] [***] [***] [***] [***] [***] Jan-2027 [***] 1 [***] 36727 [***] [***] [***] [***] [***] [***] [***] Jan-2027 [***] 1 [***] 42580 [***] [***] [***] [***] [***] [***] [***] Jan-2027 [***] 1 [***] 42541 [***] [***] [***] [***] [***] [***] [***] Feb-2027 [***] 1 [***] 42579 [***] [***] [***] [***] [***] [***] [***] SWA-PA-03729 107813 / 108198 / 108732 Boeing Proprietary SA-20 Page 7

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor *(3.3) Serial Escalation [***] Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date *(3.2) Aircraft (Airframe) Number*(2) Factor Notes Price Per A/P [***] [***] [***] [***] Feb-2027 [***] 1 [***] 42539 [***] [***] [***] [***] [***] [***] [***] Feb-2027 [***] 1 [***] 65441 [***] [***] [***] [***] [***] [***] [***] Feb-2027 [***] 1 [***] 42672 [***] [***] [***] [***] [***] [***] [***] Feb-2027 [***] 1 [***] 42673 [***] [***] [***] [***] [***] [***] [***] Mar-2027 [***] 1 [***] 35970 [***] [***] [***] [***] [***] [***] [***] Mar-2027 [***] 1 [***] 42669 [***] [***] [***] [***] [***] [***] [***] Mar-2027 [***] 1 [***] 42553 [***] [***] [***] [***] [***] [***] [***] Mar-2027 [***] 1 [***] 65445 [***] [***] [***] [***] [***] [***] [***] Apr-2027 [***] 1 [***] 42607 [***] [***] [***] [***] [***] [***] [***] Apr-2027 [***] 1 [***] 65442 [***] [***] [***] [***] [***] [***] [***] Apr-2027 [***] 1 [***] 65446 [***] [***] [***] [***] [***] [***] [***] Apr-2027 [***] 1 [***] 33941 [***] [***] [***] [***] [***] [***] [***] May-2027 [***] 1 [***] 42540 [***] [***] [***] [***] [***] [***] [***] May-2027 [***] 1 [***] 42665 [***] [***] [***] [***] [***] [***] [***] May-2027 [***] 1 [***] 42674 [***] [***] [***] [***] [***] [***] [***] Jun-2027 [***] 1 [***] 65443 [***] [***] [***] [***] [***] [***] [***] Jun-2027 [***] 1 [***] 65444 [***] [***] [***] [***] [***] [***] [***] Jun-2027 [***] 1 [***] 65842 [***] [***] Note 3 [***] [***] [***] [***] [***] Jun-2027 [***] 1 [***] 42691 [***] [***] [***] [***] [***] [***] [***] Jul-2027 [***] 1 [***] 65467 [***] [***] [***] [***] [***] [***] [***] Jul-2027 [***] 1 [***] 65843 [***] [***] Note 3 [***] [***] [***] [***] [***] Jul-2027 [***] 1 [***] 65468 [***] [***] [***] [***] [***] [***] [***] Jul-2027 [***] 1 [***] 42694 [***] [***] [***] [***] [***] [***] [***] Aug-2027 [***] 1 [***] 65852 [***] [***] Note 3 [***] [***] [***] [***] [***] Aug-2027 [***] 1 [***] 65844 [***] [***] Note 3 [***] [***] [***] [***] [***] Aug-2027 [***] 1 [***] 65469 [***] [***] [***] [***] [***] [***] [***] Aug-2027 [***] 1 [***] 65472 [***] [***] [***] [***] [***] [***] [***] Sep-2027 [***] 1 [***] 65470 [***] [***] [***] [***] [***] [***] [***] Sep-2027 [***] 1 [***] 65850 [***] [***] Note 3 [***] [***] [***] [***] [***] Sep-2027 [***] 1 [***] 65845 [***] [***] Note 3 [***] [***] [***] [***] [***] Sep-2027 [***] 1 [***] 65447 [***] [***] [***] [***] [***] [***] [***] Oct-2027 [***] 1 [***] 65855 [***] [***] Note 3 [***] [***] [***] [***] [***] Oct-2027 [***] 1 [***] 65854 [***] [***] Note 3 [***] [***] [***] [***] [***] Oct-2027 [***] 1 [***] 65448 [***] [***] [***] [***] [***] [***] [***] Nov-2027 [***] 1 [***] 65853 [***] [***] Note 3 [***] [***] [***] [***] [***] Nov-2027 [***] 1 [***] 65851 [***] [***] Note 3 [***] [***] [***] [***] [***] Nov-2027 [***] 1 [***] 42615 [***] [***] [***] [***] [***] [***] [***] Nov-2027 [***] 1 [***] 42543 [***] [***] [***] [***] [***] [***] [***] SWA-PA-03729 107813 / 108198 / 108732 Boeing Proprietary SA-20 Page 8

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor *(3.3) Serial Escalation [***] Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date *(3.2) Aircraft (Airframe) Number*(2) Factor Notes Price Per A/P [***] [***] [***] [***] Dec-2027 [***] 1 [***] 65847 [***] [***] Note 3 [***] [***] [***] [***] [***] Dec-2027 [***] 1 [***] 65849 [***] [***] Note 3 [***] [***] [***] [***] [***] Dec-2027 [***] 1 [***] 65474 [***] [***] [***] [***] [***] [***] [***] Jan-2028 [***] 1 [***] 65857 [***] [***] Note 3 [***] [***] [***] [***] [***] Jan-2028 [***] 1 [***] 65856 [***] [***] Note 3 [***] [***] [***] [***] [***] Jan-2028 [***] 1 [***] 65859 [***] [***] Note 3 [***] [***] [***] [***] [***] Jan-2028 [***] 1 [***] 36733 [***] [***] [***] [***] [***] [***] [***] Feb-2028 [***] 1 [***] 37034 [***] [***] [***] [***] [***] [***] [***] Feb-2028 [***] 1 [***] 36732 [***] [***] [***] [***] [***] [***] [***] Feb-2028 [***] 1 [***] 38806 [***] [***] [***] [***] [***] [***] [***] Feb-2028 [***] 1 [***] 42697 [***] [***] [***] [***] [***] [***] [***] Feb-2028 [***] 1 [***] 42699 [***] [***] [***] [***] [***] [***] [***] Mar-2028 [***] 1 [***] 65860 [***] [***] Note 3 [***] [***] [***] [***] [***] Mar-2028 [***] 1 [***] 65861 [***] [***] Note 3 [***] [***] [***] [***] [***] Mar-2028 [***] 1 [***] 38815 [***] [***] [***] [***] [***] [***] [***] Mar-2028 [***] 1 [***] 65475 [***] [***] [***] [***] [***] [***] [***] Apr-2028 [***] 1 [***] 42538 [***] [***] [***] [***] [***] [***] [***] Apr-2028 [***] 1 [***] 42552 [***] [***] [***] [***] [***] [***] [***] Apr-2028 [***] 1 [***] 65858 [***] [***] Note 3 [***] [***] [***] [***] [***] Apr-2028 [***] 1 [***] 42703 [***] [***] [***] [***] [***] [***] [***] Apr-2028 [***] 1 [***] 33940 [***] [***] [***] [***] [***] [***] [***] May-2028 [***] 1 [***] 35968 [***] [***] [***] [***] [***] [***] [***] May-2028 [***] 1 [***] 35972 [***] [***] [***] [***] [***] [***] [***] May-2028 [***] 1 [***] 36736 [***] [***] [***] [***] [***] [***] [***] May-2028 [***] 1 [***] 35974 [***] [***] [***] [***] [***] [***] [***] Jun-2028 [***] 1 [***] 38817 [***] [***] [***] [***] [***] [***] [***] Jun-2028 [***] 1 [***] 65862 [***] [***] Note 3 [***] [***] [***] [***] [***] Jun-2028 [***] 1 [***] 35963 [***] [***] [***] [***] [***] [***] [***] Jun-2028 [***] 1 [***] 65450 [***] [***] [***] [***] [***] [***] [***] Jul-2028 [***] 1 [***] 35967 [***] [***] [***] [***] [***] [***] [***] Jul-2028 [***] 1 [***] 42542 [***] [***] [***] [***] [***] [***] [***] Jul-2028 [***] 1 [***] 36730 [***] [***] [***] [***] [***] [***] [***] Jul-2028 [***] 1 [***] 65449 [***] [***] [***] [***] [***] [***] [***] Aug-2028 [***] 1 [***] 65864 [***] [***] Note 3 [***] [***] [***] [***] [***] Aug-2028 [***] 1 [***] 35971 [***] [***] [***] [***] [***] [***] [***] Aug-2028 [***] 1 [***] 35975 [***] [***] [***] [***] [***] [***] [***] Aug-2028 [***] 1 [***] 65835 [***] [***] Note 3 [***] [***] [***] [***] [***] Sep-2028 [***] 1 [***] 38805 [***] [***] [***] [***] [***] [***] [***] SWA-PA-03729 107813 / 108198 / 108732 Boeing Proprietary SA-20 Page 9

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor *(3.3) Serial Escalation [***] Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date *(3.2) Aircraft (Airframe) Number*(2) Factor Notes Price Per A/P [***] [***] [***] [***] Sep-2028 [***] 1 [***] 38804 [***] [***] [***] [***] [***] [***] [***] Sep-2028 [***] 1 [***] 65866 [***] [***] Note 3 [***] [***] [***] [***] [***] Sep-2028 [***] 1 [***] 65451 [***] [***] [***] [***] [***] [***] [***] Oct-2028 [***] 1 [***] 36729 [***] [***] [***] [***] [***] [***] [***] Oct-2028 [***] 1 [***] 65863 [***] [***] Note 3 [***] [***] [***] [***] [***] Oct-2028 [***] 1 [***] 65867 [***] [***] Note 3 [***] [***] [***] [***] [***] Oct-2028 [***] 1 [***] 42648 [***] [***] [***] [***] [***] [***] [***] Nov-2028 [***] 1 [***] 65865 [***] [***] Note 3 [***] [***] [***] [***] [***] Nov-2028 [***] 1 [***] 65868 [***] [***] Note 3 [***] [***] [***] [***] [***] Nov-2028 [***] 1 [***] 65869 [***] [***] Note 3 [***] [***] [***] [***] [***] Nov-2028 [***] 1 [***] 65452 [***] [***] [***] [***] [***] [***] [***] Nov-2028 [***] 1 [***] 42650 [***] [***] [***] [***] [***] [***] [***] Dec-2028 [***] 1 [***] 65871 [***] [***] Note 3 [***] [***] [***] [***] [***] Dec-2028 [***] 1 [***] 65870 [***] [***] Note 3 [***] [***] [***] [***] [***] Dec-2028 [***] 1 [***] 42651 [***] [***] [***] [***] [***] [***] [***] Jan-2029 [***] 1 [***] 65846 [***] [***] Note 3 [***] [***] [***] [***] [***] Jan-2029 [***] 1 [***] 42649 [***] [***] [***] [***] [***] [***] [***] Jan-2029 [***] 1 [***] 65454 [***] [***] [***] [***] [***] [***] [***] Feb-2029 [***] 1 [***] 65848 [***] [***] Note 3 [***] [***] [***] [***] [***] Feb-2029 [***] 1 [***] 65453 [***] [***] [***] [***] [***] [***] [***] Feb-2029 [***] 1 [***] 42652 [***] [***] [***] [***] [***] [***] [***] Feb-2029 [***] 1 [***] 42653 [***] [***] [***] [***] [***] [***] [***] Mar-2029 [***] 1 [***] 65873 [***] [***] Note 3 [***] [***] [***] [***] [***] Mar-2029 [***] 1 [***] 65872 [***] [***] Note 3 [***] [***] [***] [***] [***] Mar-2029 [***] 1 [***] 42654 [***] [***] [***] [***] [***] [***] [***] Mar-2029 [***] 1 [***] 65455 [***] [***] [***] [***] [***] [***] [***] Mar-2029 [***] 1 [***] 65456 [***] [***] [***] [***] [***] [***] [***] Apr-2029 [***] 1 [***] 42655 [***] [***] [***] [***] [***] [***] [***] Apr-2029 [***] 1 [***] 42656 [***] [***] [***] [***] [***] [***] [***] Apr-2029 [***] 1 [***] 42670 [***] [***] [***] [***] [***] [***] [***] May-2029 [***] 1 [***] 65457 [***] [***] [***] [***] [***] [***] [***] May-2029 [***] 1 [***] 42658 [***] [***] [***] [***] [***] [***] [***] May-2029 [***] 1 [***] 65834 [***] [***] Note 3 [***] [***] [***] [***] [***] Jun-2029 [***] 1 [***] 65460 [***] [***] [***] [***] [***] [***] [***] Jun-2029 [***] 1 [***] 65458 [***] [***] [***] [***] [***] [***] [***] Jul-2029 [***] 1 [***] 65459 [***] [***] [***] [***] [***] [***] [***] Jul-2029 [***] 1 [***] 65836 [***] [***] Note 3 [***] [***] [***] [***] [***] Aug-2029 [***] 1 [***] 65837 [***] [***] Note 3 [***] [***] [***] [***] [***] SWA-PA-03729 107813 / 108198 / 108732 Boeing Proprietary SA-20 Page 10

Table 1A To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor *(3.3) Serial Escalation [***] Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date *(3.2) Aircraft (Airframe) Number*(2) Factor Notes Price Per A/P [***] [***] [***] [***] Aug-2029 [***] 1 [***] 65838 [***] [***] Note 3 [***] [***] [***] [***] [***] Aug-2029 [***] 1 [***] 65839 [***] [***] Note 3 [***] [***] [***] [***] [***] Sep-2029 [***] 1 [***] 65461 [***] [***] [***] [***] [***] [***] [***] Sep-2029 [***] 1 [***] 66974 [***] [***] Note 4 [***] [***] [***] [***] [***] Oct-2029 [***] 1 [***] 65463 [***] [***] [***] [***] [***] [***] [***] Oct-2029 [***] 1 [***] 65840 [***] [***] Note 3 [***] [***] [***] [***] [***] Oct-2029 [***] 1 [***] 65841 [***] [***] Note 3 [***] [***] [***] [***] [***] Nov-2029 [***] 1 [***] 65462 [***] [***] [***] [***] [***] [***] [***] Nov-2029 [***] 1 [***] 65466 [***] [***] [***] [***] [***] [***] [***] Dec-2029 [***] 1 [***] 65465 [***] [***] [***] [***] [***] [***] [***] Dec-2029 [***] 1 [***] 65464 [***] [***] [***] [***] [***] [***] [***] Total: 389 *(1) [***] *(2) Manufacturer Serial Numbers (MSN) are for reference only and are subject to change. † [***] *(3.2) [***] *(3.3) [***] Notes: (1) [***] (3) [***] (4) [***] (5) Substitution of (10) September 2022 / (10) October 2022 / (10) November 2022 / (10) December 2022 -- 737-7 into 737-8 from SA-16. Reference Table 1B and Letter Agreement No. SWA-PA-03729-LA-2103755 for pricing terms and conditions for these (40) substituted Aircraft. (6) Exercise of Remarket Aircraft per SWA-PA-03729-LA-1106474, entitled Option Aircraft (7) Substitution of forty-eight (48) 737-7 into 737-8 from SA-18: (10) January 2023 / (10) February 2023 / (10) March 2023 / (10) April 2023 / (8) May 2023. Reference Table 1B and Letter Agreement No. SWA-PA-03729-LA-2202855R1, 2023 MAX Production Plan, for pricing terms and conditions for these (48) substituted Aircraft. (8) Exercise and acceleration of Remarket Aircraft per SWA-PA-03729-LA-1106474, entitled Option Aircraft and SWA-PA-03729-LA-2103755, entitled 2022/2023 Production Plan *(3.1) [***] (2) [***] (9) Substitution of seventeen (17) 737-7 into 737-8 from SA-19: (3) June 2023, (5) July 2023, (2) August 2023, (4) September 2023 and (3) October 2023. Reference Table 1B and Letter Agreement No. SWA-PA-3729-LA-2202855R1 (10) Substitution of forty-four (44) 737-7 into 737-8 from SA-20: (4) Nov 2023, (4) Dec 2023, (5) Jan 2024, (6) Feb 2024, (8) Mar 2024, (8) Apr 2024, (8) May, (1) June 2024. Reference Table 1B and Letter Agreement No. SWA-PA-3729-LA-2202855R2 SWA-PA-03729 107813 / 108198 / 108732 Boeing Proprietary SA-20 Page 11

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Airframe Model/MTOW: 737-7 177,000 pounds Detail Specification: D019A008SWA17P-1 2Q11 External Fcst Engine Model/Thrust: CFMLEAP-1B27C(1) 26,400 pounds Airframe Price Base Year/Escalation Formula: Jul-11 ECI-MFG/CPI Airframe Price: [***] Engine Price Base Year/Escalation Formula: N/A N/A Optional Features: [***] Sub-Total of Airframe and Features: [***] Airframe Escalation Data: Engine Price (Per Aircraft): [***] Base Year Index (ECI): [***] Aircraft Basic Price (Excluding BFE/SPE): [***] Base Year Index (CPI): [***] Buyer Furnished Equipment (BFE) Estimate: [***] Seller Purchased Equipment (SPE) Estimate: [***] Deposit per Aircraft: [***] Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation [***] Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast Note Price Per A/P [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42586 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42587 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42588 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42589 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42590 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42561 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42569 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42614 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42620 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42621 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42623 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42627 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42629 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42631 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42602 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42603 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42604 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42609 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42635 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42638 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42642 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42632 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42592 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 42595 [***] [***] [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 67466 [***] [***] (*) 737-8 Sub [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-20 Page 1

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation [***] Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast Note Price Per A/P [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 67465 [***] [***] (*) 737-8 Sub [***] [***] [***] [***] [***] Aug-Dec'24 [***] 1 [***] 67467 [***] [***] (*) 737-8 Sub [***] [***] [***] [***] [***] Sep-2022 [***] **** Substitutions [***] [***] [***] (*) 737-8 Sub [***] [***] [***] [***] [***] Sep-2022 [***] **** Substitutions [***] [***] [***] (*) 737-8 Sub [***] [***] [***] [***] [***] Sep-2022 [***] **** Substitutions [***] [***] [***] (*) 737-8 Sub [***] [***] [***] [***] [***] Sep-2022 [***] **** Substitutions [***] [***] [***] (*) 737-8 Sub [***] [***] [***] [***] [***] Sep-2022 [***] **** Substitutions [***] [***] [***] (*) 737-8 Sub [***] [***] [***] [***] [***] Sep-2022 [***] **** Substitutions [***] [***] [***] (*) 737-8 Sub [***] [***] [***] [***] [***] Sep-2022 [***] **** Substitutions [***] [***] [***] (*) 737-8 Sub [***] [***] [***] [***] [***] Sep-2022 [***] **** Substitutions [***] [***] [***] (*) 737-8 Sub [***] [***] [***] [***] [***] Sep-2022 [***] **** Substitutions [***] 42598 [***] [***] [***] [***] [***] [***] [***] Sep-2022 [***] **** Substitutions [***] [***] [***] (*) 737-8 Sub [***] [***] [***] [***] [***] Oct-2022 [***] **** Substitutions [***] [***] [***] (*) 737-8 Sub [***] [***] [***] [***] [***] Oct-2022 [***] **** Substitutions [***] [***] [***] (*) 737-8 Sub [***] [***] [***] [***] [***] Oct-2022 [***] **** Substitutions [***] [***] [***] (*) 737-8 Sub [***] [***] [***] [***] [***] Oct-2022 [***] **** Substitutions [***] [***] [***] (*) 737-8 Sub [***] [***] [***] [***] [***] Oct-2022 [***] **** Substitutions [***] [***] [***] (*) 737-8 Sub [***] [***] [***] [***] [***] Oct-2022 [***] **** Substitutions [***] [***] [***] (*) 737-8 Sub [***] [***] [***] [***] [***] Oct-2022 [***] **** Substitutions [***] [***] [***] (*) 737-8 Sub [***] [***] [***] [***] [***] Oct-2022 [***] **** Substitutions [***] [***] [***] (*) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Oct-2022 [***] **** Substitutions [***] [***] [***] (*) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Oct-2022 [***] **** Substitutions [***] [***] [***] (*) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Nov-2022 [***] **** Substitutions [***] [***] [***] (*) 737-8 Sub [***] [***] [***] [***] [***] Nov-2022 [***] **** Substitutions [***] [***] [***] (*) 737-8 Sub [***] [***] [***] [***] [***] Nov-2022 [***] **** Substitutions [***] [***] [***] (*) 737-8 Sub [***] [***] [***] [***] [***] Nov-2022 [***] **** Substitutions [***] [***] [***] (*) 737-8 Sub [***] [***] [***] [***] [***] Nov-2022 [***] **** Substitutions [***] [***] [***] (*) 737-8 Sub [***] [***] [***] [***] [***] Nov-2022 [***] **** Substitutions [***] [***] [***] (*) 737-8 Sub [***] [***] [***] [***] [***] Nov-2022 [***] **** Substitutions [***] 42600 [***] [***] [***] [***] [***] [***] [***] Nov-2022 [***] **** Substitutions [***] [***] [***] (*) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Nov-2022 [***] **** Substitutions [***] [***] [***] (*) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Nov-2022 [***] **** Substitutions [***] [***] [***] (*) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Dec-2022 [***] **** Substitutions [***] [***] [***] (*) 737-8 Sub [***] [***] [***] [***] [***] Dec-2022 [***] **** Substitutions [***] [***] [***] (*) 737-8 Sub [***] [***] [***] [***] [***] Dec-2022 [***] **** Substitutions [***] [***] [***] (*) 737-8 Sub [***] [***] [***] [***] [***] Dec-2022 [***] **** Substitutions [***] [***] [***] (*) 737-8 Sub [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-20 Page 2

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation [***] Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast Note Price Per A/P [***] [***] [***] [***] Dec-2022 [***] **** Substitutions [***] [***] [***] (*) 737-8 Sub [***] [***] [***] [***] [***] Dec-2022 [***] **** Substitutions [***] 67471 [***] [***] (*) 737-8 Sub [***] [***] [***] [***] [***] Dec-2022 [***] **** Substitutions [***] 67470 [***] [***] (*) 737-8 Sub [***] [***] [***] [***] [***] Dec-2022 [***] **** Substitutions [***] 42591 [***] [***] [***] [***] [***] [***] [***] Dec-2022 [***] **** Substitutions [***] [***] [***] (*) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Dec-2022 [***] **** Substitutions [***] [***] [***] (*) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jan-2023 [***] **** Substitutions [***] 42657 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jan-2023 [***] **** Substitutions [***] 42671 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jan-2023 [***] **** Substitutions [***] 67865 [***] [***] (*) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jan-2023 [***] **** Substitutions [***] 67864 [***] [***] (*) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jan-2023 [***] **** Substitutions [***] 67863 [***] [***] (*) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jan-2023 [***] **** Substitutions [***] 67862 [***] [***] (*) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jan-2023 [***] **** Substitutions [***] 67861 [***] [***] (*) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jan-2023 [***] **** Substitutions [***] 67860 [***] [***] (*) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jan-2023 [***] **** Substitutions [***] 67859 [***] [***] (*) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Jan-2023 [***] **** Substitutions [***] 67858 [***] [***] (*) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Feb-2023 [***] **** Substitutions [***] 42679 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Feb-2023 [***] **** Substitutions [***] 42678 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Feb-2023 [***] **** Substitutions [***] 42688 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Feb-2023 [***] **** Substitutions [***] 67918 [***] [***] (*) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Feb-2023 [***] **** Substitutions [***] 67919 [***] [***] (*) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Feb-2023 [***] **** Substitutions [***] 67917 [***] [***] (*) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Feb-2023 [***] **** Substitutions [***] 67915 [***] [***] (*) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Feb-2023 [***] **** Substitutions [***] 67913 [***] [***] (*) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Mar-2023 [***] **** Substitutions [***] 42681 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Mar-2023 [***] **** Substitutions [***] 42680 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Mar-2023 [***] **** Substitutions [***] 42684 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Mar-2023 [***] **** Substitutions [***] 67967 [***] [***] (*) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Mar-2023 [***] **** Substitutions [***] 67966 [***] [***] (*) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Mar-2023 [***] **** Substitutions [***] 67965 [***] [***] (*) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Apr-2023 [***] **** Substitutions [***] 42683 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Apr-2023 [***] **** Substitutions [***] 68047 [***] [***] (*) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Aug-2023 [***] **** Substitutions [***] 42687 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Aug-2023 [***] **** Substitutions [***] 67961 [***] [***] (*) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Aug-2023 [***] **** Substitutions [***] 67964 [***] [***] (*) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Aug-2023 [***] **** Substitutions [***] 67916 [***] [***] (*) OPEX & 737-8 Sub [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-20 Page 3

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation [***] Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast Note Price Per A/P [***] [***] [***] [***] Aug-2023 [***] **** Substitutions [***] 67914 [***] [***] (*) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Aug-2023 [***] **** Substitutions [***] 67962 [***] [***] (*) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Aug-2023 [***] **** Substitutions [***] 42682 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Aug-2023 [***] **** Substitutions [***] 68046 [***] [***] (*) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Aug-2023 [***] **** Substitutions [***] 68048 [***] [***] (*) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Aug-2023 [***] **** Substitutions [***] 68049 [***] [***] (*) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Aug-2023 [***] **** Substitutions [***] 68052 [***] [***] (*) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Aug-2023 [***] **** Substitutions [***] 42685 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Aug-2023 [***] **** Substitutions [***] 68120 [***] [***] (*) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Sep-2023 [***] **** Substitutions [***] 67963 [***] [***] (*) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Sep-2023 [***] **** Substitutions [***] 68050 [***] [***] (*) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Sep-2023 [***] **** Substitutions [***] 68051 [***] [***] (*) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Sep-2023 [***] **** Substitutions [***] 42693 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Sep-2023 [***] **** Substitutions [***] 68119 [***] [***] (*) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Sep-2023 [***] **** Substitutions [***] 68118 [***] [***] (*) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Sep-2023 [***] **** Substitutions [***] 68117 [***] [***] (*) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Oct-2023 [***] **** Substitutions [***] 42686 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Oct-2023 [***] **** Substitutions [***] 42690 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Oct-2023 [***] **** Substitutions [***] 68116 [***] [***] (*) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Oct-2023 [***] **** Substitutions [***] 67469 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Oct-2023 [***] **** Substitutions [***] 42689 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Oct-2023 [***] **** Substitutions [***] 42695 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Oct-2023 [***] **** Substitutions [***] 42565 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Oct-2023 [***] **** Substitutions [***] 68183 [***] [***] (*) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Oct-2023 [***] **** Substitutions [***] 68184 [***] [***] (*) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Nov-2023 [***] **** Substitutions [***] 42562 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Nov-2023 [***] **** Substitutions [***] 42560 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Nov-2023 [***] **** Substitutions [***] 42564 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Nov-2023 [***] **** Substitutions [***] 42555 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Nov-2023 [***] **** Substitutions [***] 68207 [***] [***] (*) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Nov-2023 [***] **** Substitutions [***] 68206 [***] [***] (*) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Dec-2023 [***] **** Substitutions [***] 42557 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Dec-2023 [***] **** Substitutions [***] 42581 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jan-2024 [***] **** Substitutions [***] 42594 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jan-2024 [***] **** Substitutions [***] 42568 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jan-2024 [***] **** Substitutions [***] 42582 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-20 Page 4

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation [***] Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast Note Price Per A/P [***] [***] [***] [***] Feb-2024 [***] **** Substitutions [***] 68360 [***] [***] (*) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Feb-2024 [***] **** Substitutions [***] 68359 [***] [***] (*) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Feb-2024 [***] **** Substitutions [***] 42597 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Feb-2024 [***] **** Substitutions [***] 68381 [***] [***] (*) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Mar-2024 [***] **** Substitutions [***] 42593 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Mar-2024 [***] **** Substitutions [***] 42578 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Mar-2024 [***] **** Substitutions [***] 68382 [***] [***] (*) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Mar-2024 [***] **** Substitutions [***] 42601 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Apr-2024 [***] **** Substitutions [***] 42605 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Apr-2024 [***] **** Substitutions [***] 68457 [***] [***] (*) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Apr-2024 [***] **** Substitutions [***] 68458 [***] [***] (*) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Apr-2024 [***] **** Substitutions [***] 68459 [***] [***] (*) OPEX & 737-8 Sub [***] [***] [***] [***] [***] Apr-2024 [***] **** Substitutions [***] 68628 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] May-2024 [***] **** Substitutions [***] 42583 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] May-2024 [***] **** Substitutions [***] 42584 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] May-2024 [***] **** Substitutions [***] 42585 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] May-2024 [***] **** Substitutions [***] 68626 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] May-2024 [***] **** Substitutions [***] 68627 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] May-2024 [***] **** Substitutions [***] 42611 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jun-2024 [***] **** Substitutions [***] 42596 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jun-2024 [***] **** Substitutions [***] 42599 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jun-2024 [***] **** Substitutions [***] 68629 [***] [***] *(6) 737-8 Sub [***] [***] [***] [***] [***] Jun-2024 [***] **** Substitutions [***] 68630 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jun-2024 [***] **** Substitutions [***] 68631 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jun-2024 [***] **** Substitutions [***] 68632 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jun-2024 [***] **** Substitutions [***] 68633 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jun-2024 [***] **** Substitutions [***] 42612 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jun-2024 [***] **** Substitutions [***] 68891 [***] [***] *(6) 737-8 Sub [***] [***] [***] [***] [***] Jul-2024 [***] **** Substitutions [***] 42606 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jul-2024 [***] **** Substitutions [***] 68890 [***] [***] *(6) 737-8 Sub [***] [***] [***] [***] [***] Jul-2024 [***] **** Substitutions [***] 42617 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jul-2024 [***] **** Substitutions [***] 68892 [***] [***] *(6) 737-8 Sub [***] [***] [***] [***] [***] Jul-2024 [***] **** Substitutions [***] 68893 [***] [***] *(6) 737-8 Sub [***] [***] [***] [***] [***] Jul-2024 [***] **** Substitutions [***] 68894 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jul-2024 [***] **** Substitutions [***] 68927 [***] [***] *(6) 737-8 Sub [***] [***] [***] [***] [***] Aug-2024 [***] **** Substitutions [***] 42608 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-20 Page 5

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation [***] Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast Note Price Per A/P [***] [***] [***] [***] Aug-2024 [***] **** Substitutions [***] 42619 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Aug-2024 [***] **** Substitutions [***] 42622 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Aug-2024 [***] **** Substitutions [***] 68925 [***] [***] *(6) 737-8 Sub [***] [***] [***] [***] [***] Aug-2024 [***] **** Substitutions [***] 68926 [***] [***] *(6) 737-8 Sub [***] [***] [***] [***] [***] Mar-2025 [***] **** Substitutions [***] 68928 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Apr-2025 [***] **** Substitutions [***] 68929 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Apr-2025 [***] **** Substitutions [***] 36978 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jan-2025 [***] 1 [***] 42613 [***] [***] [***] [***] [***] [***] [***] Jan-2025 [***] 1 [***] 42616 [***] [***] [***] [***] [***] [***] [***] Jan-2025 [***] 1 [***] 42618 [***] [***] [***] [***] [***] [***] [***] Jan-2025 [***] 1 [***] TBD [***] [***] *(6) 737-8 Sub [***] [***] [***] [***] [***] Jan-2025 [***] 1 [***] TBD [***] [***] *(6) 737-8 Sub [***] [***] [***] [***] [***] Jan-2025 [***] 1 [***] TBD [***] [***] *(6) 737-8 Sub [***] [***] [***] [***] [***] Jan-2025 [***] 1 [***] 42668 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jan-2025 [***] 1 [***] 42675 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Feb-2025 [***] 1 [***] 67468 [***] [***] (*) 737-8 Sub [***] [***] [***] [***] [***] Feb-2025 [***] 1 [***] 42677 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Feb-2025 [***] 1 [***] 42676 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Feb-2025 [***] 1 [***] 42692 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Mar-2025 [***] 1 [***] 42696 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Mar-2025 [***] 1 [***] 42698 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Mar-2025 [***] 1 [***] 42700 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Apr-2025 [***] 1 [***] 42610 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Apr-2025 [***] 1 [***] 42626 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Apr-2025 [***] 1 [***] 68931 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Apr-2025 [***] 1 [***] 42702 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Apr-2025 [***] 1 [***] 42701 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Apr-2025 [***] 1 [***] 67319 [***] [***] [***] [***] [***] [***] [***] May-2025 [***] 1 [***] 68932 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] May-2025 [***] 1 [***] 68933 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] May-2025 [***] 1 [***] 68934 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] May-2025 [***] 1 [***] 67321 [***] [***] [***] [***] [***] [***] [***] May-2025 [***] 1 [***] 67320 [***] [***] [***] [***] [***] [***] [***] May-2025 [***] 1 [***] 67322 [***] [***] [***] [***] [***] [***] [***] Jun-2025 [***] 1 [***] 42624 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jun-2025 [***] 1 [***] 67323 [***] [***] [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-20 Page 6

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation [***] Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast Note Price Per A/P [***] [***] [***] [***] Jun-2025 [***] 1 [***] 67324 [***] [***] [***] [***] [***] [***] [***] Jul-2025 [***] 1 [***] 42630 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jul-2025 [***] 1 [***] 67325 [***] [***] [***] [***] [***] [***] [***] Jul-2025 [***] 1 [***] 67326 [***] [***] [***] [***] [***] [***] [***] Aug-2025 [***] 1 [***] 69010 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Aug-2025 [***] 1 [***] 67328 [***] [***] [***] [***] [***] [***] [***] Aug-2025 [***] 1 [***] 67327 [***] [***] [***] [***] [***] [***] [***] Sep-2025 [***] 1 [***] 69012 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Sep-2025 [***] 1 [***] 67330 [***] [***] [***] [***] [***] [***] [***] Sep-2025 [***] 1 [***] 67329 [***] [***] [***] [***] [***] [***] [***] Oct-2025 [***] 1 [***] 67333 [***] [***] [***] [***] [***] [***] [***] Oct-2025 [***] 1 [***] 67332 [***] [***] [***] [***] [***] [***] [***] Oct-2025 [***] 1 [***] 67331 [***] [***] [***] [***] [***] [***] [***] Nov-2025 [***] 1 [***] 69013 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Nov-2025 [***] 1 [***] 69014 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Nov-2025 [***] 1 [***] 69015 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Nov-2025 [***] 1 [***] 42625 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Nov-2025 [***] 1 [***] 67335 [***] [***] [***] [***] [***] [***] [***] Nov-2025 [***] 1 [***] 67334 [***] [***] [***] [***] [***] [***] [***] Dec-2025 [***] 1 [***] 42639 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Dec-2025 [***] 1 [***] 42636 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Dec-2025 [***] 1 [***] 69036 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Dec-2025 [***] 1 [***] 67338 [***] [***] [***] [***] [***] [***] [***] Dec-2025 [***] 1 [***] 67337 [***] [***] [***] [***] [***] [***] [***] Dec-2025 [***] 1 [***] 67336 [***] [***] [***] [***] [***] [***] [***] Jan-2026 [***] 1 [***] 69040 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jan-2026 [***] 1 [***] 69041 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jan-2026 [***] 1 [***] 67339 [***] [***] [***] [***] [***] [***] [***] Jan-2026 [***] 1 [***] 67404 [***] [***] [***] [***] [***] [***] [***] Feb-2026 [***] 1 [***] 69043 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Feb-2026 [***] 1 [***] 69044 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Feb-2026 [***] 1 [***] 67340 [***] [***] [***] [***] [***] [***] [***] Feb-2026 [***] 1 [***] 67405 [***] [***] [***] [***] [***] [***] [***] Mar-2026 [***] 1 [***] 42640 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Mar-2026 [***] 1 [***] 42628 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Mar-2026 [***] 1 [***] 67342 [***] [***] [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-20 Page 7

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation [***] Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast Note Price Per A/P [***] [***] [***] [***] Mar-2026 [***] 1 [***] 67341 [***] [***] [***] [***] [***] [***] [***] Mar-2026 [***] 1 [***] 67407 [***] [***] [***] [***] [***] [***] [***] Mar-2026 [***] 1 [***] 67406 [***] [***] [***] [***] [***] [***] [***] Apr-2026 [***] 1 [***] 69431 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Apr-2026 [***] 1 [***] 69427 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Apr-2026 [***] 1 [***] 69426 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Apr-2026 [***] 1 [***] 67343 [***] [***] [***] [***] [***] [***] [***] Apr-2026 [***] 1 [***] 67408 [***] [***] [***] [***] [***] [***] [***] May-2026 [***] 1 [***] 69432 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] May-2026 [***] 1 [***] 42645 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] May-2026 [***] 1 [***] 67345 [***] [***] [***] [***] [***] [***] [***] May-2026 [***] 1 [***] 67344 [***] [***] [***] [***] [***] [***] [***] May-2026 [***] 1 [***] 67409 [***] [***] [***] [***] [***] [***] [***] May-2026 [***] 1 [***] 67410 [***] [***] [***] [***] [***] [***] [***] Jun-2026 [***] 1 [***] 42644 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jun-2026 [***] 1 [***] 69006 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jun-2026 [***] 1 [***] 42643 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jun-2026 [***] 1 [***] 67346 [***] [***] [***] [***] [***] [***] [***] Jun-2026 [***] 1 [***] 67411 [***] [***] [***] [***] [***] [***] [***] Jul-2026 [***] 1 [***] 69008 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jul-2026 [***] 1 [***] 69007 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jul-2026 [***] 1 [***] 69009 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Jul-2026 [***] 1 [***] 67347 [***] [***] [***] [***] [***] [***] [***] Jul-2026 [***] 1 [***] 67412 [***] [***] [***] [***] [***] [***] [***] Aug-2026 [***] 1 [***] 69011 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Aug-2026 [***] 1 [***] 69016 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Aug-2026 [***] 1 [***] 42659 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Aug-2026 [***] 1 [***] 67348 [***] [***] [***] [***] [***] [***] [***] Aug-2026 [***] 1 [***] 67413 [***] [***] [***] [***] [***] [***] [***] Sep-2026 [***] 1 [***] 42660 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Sep-2026 [***] 1 [***] 69037 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Sep-2026 [***] 1 [***] 69038 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Sep-2026 [***] 1 [***] 67349 [***] [***] [***] [***] [***] [***] [***] Sep-2026 [***] 1 [***] 67414 [***] [***] [***] [***] [***] [***] [***] Oct-2026 [***] 1 [***] 69039 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Oct-2026 [***] 1 [***] 69042 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-20 Page 8

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation [***] Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast Note Price Per A/P [***] [***] [***] [***] Oct-2026 [***] 1 [***] 67351 [***] [***] [***] [***] [***] [***] [***] Oct-2026 [***] 1 [***] 67350 [***] [***] [***] [***] [***] [***] [***] Oct-2026 [***] 1 [***] 67416 [***] [***] [***] [***] [***] [***] [***] Oct-2026 [***] 1 [***] 67415 [***] [***] [***] [***] [***] [***] [***] Nov-2026 [***] 1 [***] 69045 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Nov-2026 [***] 1 [***] 42663 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Nov-2026 [***] 1 [***] 67352 [***] [***] [***] [***] [***] [***] [***] Nov-2026 [***] 1 [***] 67417 [***] [***] [***] [***] [***] [***] [***] Dec-2026 [***] 1 [***] 42667 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Dec-2026 [***] 1 [***] 69424 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Dec-2026 [***] 1 [***] 67353 [***] [***] [***] [***] [***] [***] [***] Dec-2026 [***] 1 [***] 67418 [***] [***] [***] [***] [***] [***] [***] Jan-2027 [***] 1 [***] 67354 [***] [***] [***] [***] [***] [***] [***] Feb-2027 [***] 1 [***] 67355 [***] [***] [***] [***] [***] [***] [***] Mar-2027 [***] 1 [***] 67357 [***] [***] [***] [***] [***] [***] [***] Mar-2027 [***] 1 [***] 67356 [***] [***] [***] [***] [***] [***] [***] Apr-2027 [***] 1 [***] 69425 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Apr-2027 [***] 1 [***] 67358 [***] [***] [***] [***] [***] [***] [***] May-2027 [***] 1 [***] 69428 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] May-2027 [***] 1 [***] 67360 [***] [***] [***] [***] [***] [***] [***] May-2027 [***] 1 [***] 67359 [***] [***] [***] [***] [***] [***] [***] Jun-2027 [***] 1 [***] 67361 [***] [***] [***] [***] [***] [***] [***] Jul-2027 [***] 1 [***] 67362 [***] [***] [***] [***] [***] [***] [***] Aug-2027 [***] 1 [***] 67363 [***] [***] [***] [***] [***] [***] [***] Sep-2027 [***] 1 [***] 67364 [***] [***] [***] [***] [***] [***] [***] Oct-2027 [***] 1 [***] 69429 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Oct-2027 [***] 1 [***] 67366 [***] [***] [***] [***] [***] [***] [***] Oct-2027 [***] 1 [***] 67365 [***] [***] [***] [***] [***] [***] [***] Nov-2027 [***] 1 [***] 69430 [***] [***] *(4) 737-8 Sub [***] [***] [***] [***] [***] Nov-2027 [***] 1 [***] 67367 [***] [***] [***] [***] [***] [***] [***] Dec-2027 [***] 1 [***] 67368 [***] [***] [***] [***] [***] [***] [***] Jan-2028 [***] 1 [***] 67369 [***] [***] [***] [***] [***] [***] [***] Feb-2028 [***] 1 [***] 67370 [***] [***] [***] [***] [***] [***] [***] Mar-2028 [***] 1 [***] 67372 [***] [***] [***] [***] [***] [***] [***] Mar-2028 [***] 1 [***] 67371 [***] [***] [***] [***] [***] [***] [***] Apr-2028 [***] 1 [***] 67373 [***] [***] [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-20 Page 9

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation [***] Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast Note Price Per A/P [***] [***] [***] [***] May-2028 [***] 1 [***] 67375 [***] [***] [***] [***] [***] [***] [***] May-2028 [***] 1 [***] 67374 [***] [***] [***] [***] [***] [***] [***] Jun-2028 [***] 1 [***] 67376 [***] [***] [***] [***] [***] [***] [***] Jul-2028 [***] 1 [***] 67377 [***] [***] [***] [***] [***] [***] [***] Aug-2028 [***] 1 [***] 67378 [***] [***] [***] [***] [***] [***] [***] Sep-2028 [***] 1 [***] 67379 [***] [***] [***] [***] [***] [***] [***] Oct-2028 [***] 1 [***] 67381 [***] [***] [***] [***] [***] [***] [***] Oct-2028 [***] 1 [***] 67380 [***] [***] [***] [***] [***] [***] [***] Nov-2028 [***] 1 [***] 67382 [***] [***] [***] [***] [***] [***] [***] Dec-2028 [***] 1 [***] 67383 [***] [***] [***] [***] [***] [***] [***] Jan-2029 [***] 1 [***] 67385 [***] [***] [***] [***] [***] [***] [***] Jan-2029 [***] 1 [***] 67384 [***] [***] [***] [***] [***] [***] [***] Jan-2029 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jan-2029 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jan-2029 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Feb-2029 [***] 1 [***] 67386 [***] [***] [***] [***] [***] [***] [***] Feb-2029 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Feb-2029 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Feb-2029 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Mar-2029 [***] 1 [***] 67387 [***] [***] [***] [***] [***] [***] [***] Mar-2029 [***] 1 [***] 67388 [***] [***] [***] [***] [***] [***] [***] Mar-2029 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Apr-2029 [***] 1 [***] 67389 [***] [***] [***] [***] [***] [***] [***] Apr-2029 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Apr-2029 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] May-2029 [***] 1 [***] 67391 [***] [***] [***] [***] [***] [***] [***] May-2029 [***] 1 [***] 67390 [***] [***] [***] [***] [***] [***] [***] May-2029 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jun-2029 [***] 1 [***] 67392 [***] [***] [***] [***] [***] [***] [***] Jun-2029 [***] 1 [***] 67393 [***] [***] [***] [***] [***] [***] [***] Jun-2029 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jul-2029 [***] 1 [***] 67394 [***] [***] [***] [***] [***] [***] [***] Jul-2029 [***] 1 [***] 67395 [***] [***] [***] [***] [***] [***] [***] Jul-2029 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Aug-2029 [***] 1 [***] 67396 [***] [***] [***] [***] [***] [***] [***] Aug-2029 [***] 1 [***] 67397 [***] [***] [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-20 Page 10

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation [***] Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast Note Price Per A/P [***] [***] [***] [***] Aug-2029 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Sep-2029 [***] 1 [***] 67398 [***] [***] [***] [***] [***] [***] [***] Sep-2029 [***] 1 [***] 67399 [***] [***] [***] [***] [***] [***] [***] Sep-2029 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Oct-2029 [***] 1 [***] 67400 [***] [***] [***] [***] [***] [***] [***] Oct-2029 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Oct-2029 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Nov-2029 [***] 1 [***] 67401 [***] [***] [***] [***] [***] [***] [***] Nov-2029 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Nov-2029 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Dec-2029 [***] 1 [***] 67403 [***] [***] [***] [***] [***] [***] [***] Dec-2029 [***] 1 [***] 67402 [***] [***] [***] [***] [***] [***] [***] Jan-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jan-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jan-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Feb-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Feb-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Feb-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Feb-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Mar-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Mar-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Mar-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Mar-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Apr-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Apr-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Apr-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Apr-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] May-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] May-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] May-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] May-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jun-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jun-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jun-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jun-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jul-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-20 Page 11

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation [***] Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast Note Price Per A/P [***] [***] [***] [***] Jul-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jul-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jul-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Aug-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Aug-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Aug-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Aug-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Sep-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Sep-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Sep-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Sep-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Oct-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Oct-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Oct-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Oct-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Nov-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Nov-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Nov-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Dec-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Dec-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Dec-2030 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jan-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jan-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jan-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Feb-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Feb-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Feb-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Feb-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Mar-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Mar-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Mar-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Mar-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Apr-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Apr-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Apr-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Apr-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-20 Page 12

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation [***] Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast Note Price Per A/P [***] [***] [***] [***] May-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] May-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] May-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] May-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jun-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jun-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jun-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jun-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jul-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jul-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jul-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Jul-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Aug-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Aug-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Aug-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Aug-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Sep-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Sep-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Sep-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Sep-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Oct-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Oct-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Oct-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Oct-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Nov-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Nov-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Nov-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Dec-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Dec-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Dec-2031 [***] 1 [***] [***] [***] *(7) 737-7 (2023) Firm [***] [***] [***] [***] [***] Total: 302 *(1) [***] *(2) Manufacturer Serial Numbers (MSN) are for reference only and are subject to change. *(3.1) [***] SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-20 Page 13

Table 1B To Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft Invoice Escalation Manufacturer Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Serial Escalation [***] Adv. Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date (3.2) Aircraft (Airframe) Number*(2) Factor Forecast Note Price Per A/P [***] [***] [***] [***] *(3.2) [***] *(3.3) [***] *(4) [***] *(6) 737-8 Sub: Original Options Substituted into -7 SWA-PA-03729-LA-1106471R2 / SWA-PA-03729-LA-1106473R2 *(7) 737-7 (2023) Firm: New one hundred and sixteen (108) -7 2023 Firm A/C SWA-PA-03729-LA-2304184 Notes: (1) [***] *(5) Substitutions: These one hundred and forty-six (146) Aircraft were substituted into 737-8 in SA-16, SA-18, SA-19 and SA-20, reference Letter Agreement Nos. SWA-PA-03729-LA-2103755, SWA-PA-3729-LA-2202855R2 and this Table 1B for pricing terms and conditions for these one hundred and forty-six (146) substituted Aircraft. SWA-PA-03729 107953-1F 116795-1F 116953-1F 118300-1F Boeing Proprietary SA-20 Page 14

SA-20 SWA-PA-03729-LA-1106467R3 [***] Page 1 BOEING PROPRIETARY The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207 SWA-PA-03729-LA-1106467R3 Southwest Airlines Co. 2702 Love Field Drive P.O. Box 36611 Dallas, Texas 75235-1611 Subject: [***] Reference: Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and Model 737-7 aircraft This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. 1. [***]

SA-20 SWA-PA-03729-LA-1106467R3 [***] Page 2 BOEING PROPRIETARY 2. [***] 3. Assignment. Unless otherwise noted herein, [***] described in this Letter Agreement are provided [***] to Customer and in consideration of Customer’s taking title to the 737-8 Aircraft at time of delivery and becoming the operator of such 737-8 Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing. 4. Confidentiality Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties. Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior

SWA-PA-03729-LA-1106467R3 SA-20 [***] Page 3 BOEING PROPRIETARY written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations. Very truly yours, THE BOEING COMPANY /s/ Herbert C. Portillo By Herbert C. Portillo Its Attorney-In-Fact ACCEPTED AND AGREED TO this Date: October 25, 2023 SOUTHWEST AIRLINES CO. /s/ Tammy Romo By Tammy Romo Its EVP & CFO

SA-20 SWA-PA-03729-LA-1106473R3 [***] Page 1 BOEING PROPRIETARY The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207 SWA-PA-03729-LA-1106473R3 Southwest Airlines Co. 2702 Love Field Drive P.O. Box 36611 Dallas, Texas 75235-1611 Subject: [***] References: 1) Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and Model 737-7 aircraft 2) Letter Agreement SWA-PA-03729-LA-1106471R2 entitled “Substitute Aircraft” (Substitution Letter) This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. 1. [***]

SA-20 SWA-PA-03729-LA-1106473R3 [***] Page 2 BOEING PROPRIETARY

SA-20 SWA-PA-03729-LA-1106473R3 [***] Page 3 BOEING PROPRIETARY

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SA-20 SWA-PA-03729-LA-1106473R3 [***] Page 6 BOEING PROPRIETARY

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SA-20 SWA-PA-03729-LA-1106473R3 [***] Page 10 BOEING PROPRIETARY 4. [***]

SA-20 SWA-PA-03729-LA-1106473R3 [***] Page 11 BOEING PROPRIETARY

SA-20 SWA-PA-03729-LA-1106473R3 [***] Page 13 BOEING PROPRIETARY the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations. ---- Rest of this page is blank ----

SWA-PA-03729-LA-1106473R3 SA-20 [***] Page 14 BOEING PROPRIETARY Very truly yours, THE BOEING COMPANY THE BOEING COMPANY By /s/ Herbert C. Portillo Name Herbert C. Portillo Its Attorney-In-Fact ACCEPTED AND AGREED TO this Date: October 25, 2023 SOUTHWEST AIRLINES CO. By /s/ Tammy Romo Name Tammy Romo Its EVP & CFO

SWA-PA-03729-LA-1106474R8 SA-20 Option Aircraft Page 1 BOEING PROPRIETARY The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207 SWA-PA-03729-LA-1106474R8 Southwest Airlines Co. 2702 Love Field Drive P.O. Box 36611 Dallas, Texas 75235-1611 Subject: Option Aircraft Reference: Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 aircraft and Model 737-7 aircraft This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. Right to Purchase Option Aircraft. Subject to the terms and conditions contained in this Letter Agreement, in addition to the Aircraft described in Table 1 to the Purchase Agreement as of the date of execution of this Letter Agreement, Customer will have the option to purchase additional Boeing Model 737-8 aircraft as option aircraft (Option Aircraft). Delivery. The number of Option Aircraft and delivery dates are listed in the Attachment 1-A, 1-B, 1-C and 1-D (collectively Attachment 1) to this Letter Agreement. The Attachment 1- A Aircraft are the Original Option Aircraft (Original Option Aircraft), the Attachment 1-B Aircraft are the 2020 Option Aircraft (2020 Option Aircraft), the Attachment 1-C Aircraft are the 2021 Option Aircraft (2021 Option Aircraft), and the Attachment 1-D Aircraft are the 2023 Option Aircraft (2023 Option Aircraft). Configuration. Subject to the provisions of Article 3.2, below, the configuration for the Option Aircraft will be the Detail Specification for Boeing Model 737-8 aircraft at the revision level in effect at the time of Definitive Agreement (as defined in Article 8). Such Detail Specification will be revised to include (i) changes applicable to the Detail Specification that are developed by Boeing between the Option Exercise Date (as defined below) and the signing of the Definitive Agreement, (ii) changes required to obtain required regulatory certificates, and (iii) other changes as mutually agreed.

SWA-PA-03729-LA-1106474R8 SA-20 Option Aircraft Page 2 BOEING PROPRIETARY Boeing reserves the right to configure the Option Aircraft starting from a different configuration specification, provided that it can achieve the same configuration which would result pursuant to the provisions of Article 3.1. [***] [***]

SWA-PA-03729-LA-1106474R8 SA-20 Option Aircraft Page 3 BOEING PROPRIETARY [***] [***] [***] Assignment. Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Option Aircraft and cannot be assigned in whole or in part.

SWA-PA-03729-LA-1106474R8 SA-20 Option Aircraft Page 4 BOEING PROPRIETARY Confidentiality Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties. Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations. ---- Rest of this page is blank ----

SWA-PA-03729-LA-1106474R8 SA-20 Option Aircraft Page 5 BOEING PROPRIETARY Very truly yours, THE BOEING COMPANY By /s/ Herbert C. Portillo Name Herbert C. Portillo Its Attorney-In-Fact ACCEPTED AND AGREED TO this Date: October 25, 2023 SOUTHWEST AIRLINES CO. By /s/ Tammy Romo Name Tammy Romo Its EVP & CFO

Attachment 1-A To Letter Agreement No. 1106474R8 Aircraft Delivery, Description, Price and Advance Payments Airframe Model/MTOW: 737-8 181,200 pounds Detail Specification: D019A008-S (5/1/2017) Engine Model/Thrust: CFMLEAP-1B28(1) 28,800 pounds Airframe Price Base Year/Escalation Formu Jul-11 Airframe Price: [***] Engine Price Base Year/Escalation Formula N/A Optional Features: [***] Sub-Total of Airframe and Features: [***] Airframe Escalation Data: Engine Price (Per Aircraft): [***] Base Year Index (ECI): [***] Aircraft Basic Price (Excluding BFE/SPE): [***] Base Year Index (CPI): [***] Buyer Furnished Equipment (BFE) Estimate: [***] Seller Purchased Equipment (SPE) Estimate: [***] Non-Refundable Deposit/Aircraft at Def Agreement: [***] Invoice Escalation Option Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Escalation Exercise Date [***] Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date (3.2) Aircraft (Airframe) Factor Forecast Deadline Note Price Per A/P [***] [***] [***] [***] Feb-2025 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Feb-2025 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Feb-2025 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Mar-2025 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Mar-2025 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Mar-2025 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Mar-2025 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jun-2025 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jun-2025 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Apr-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Apr-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] May-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] May-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jun-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jul-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jul-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Aug-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Total: 17 *(1) [***] *(2) Manufacturer's serial numbers (MSNs) are for reference only and are subject to change *(3.2) [***] *(3.3) [***] *** [***] Note: *(3.1) [***] (1) [***] SWA-PA-03729-LA-1106474R8 Boeing Proprietary SA-20 Page 1

Attachment 1-B To Letter Agreement No. SWA-PA-03729-LA-1106474R8 Aircraft Delivery, Description, Price and Advance Payments Airframe Model/MTOW: 737-8 181,200 pounds Detail Specification: D019A008-S (5/1/2017) 4Q20 External Fcst Engine Model/Thrust: CFMLEAP-1B28(1) 28,800 pounds Airframe Price Base Year/Escalation Formula: Jul-11 Non-Standard Airframe Price: [***] Engine Price Base Year/Escalation Formula: Jul-11 Non-Standard Optional Features: [***] Sub-Total of Airframe and Features: [***] Airframe Escalation Data: Engine Price (Per Aircraft): [***] Base Year Index (ECI): [***] Aircraft Basic Price (Excluding BFE/SPE): [***] Base Year Index (CPI): [***] Buyer Furnished Equipment (BFE) Estimate: [***] Seller Purchased Equipment (SPE) Estimate: [***] Deposit per Aircraft: [***] Invoice Escalation Option Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Escalation Exercise Date [***] Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date (3.2) Aircraft (Airframe) Factor Forecast Deadline Note Price Per A/P [***] [***] [***] [***] Mar-2025 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jul-2025 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jul-2025 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jul-2025 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Aug-2025 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Aug-2025 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Aug-2025 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Sep-2025 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Sep-2025 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Sep-2025 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Oct-2025 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Oct-2025 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Oct-2025 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Dec-2025 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jan-2026 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Feb-2026 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Mar-2026 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Mar-2026 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] SWA-PA-03729 116954R8 Boeing Proprietary SA-20 Page 1

Attachment 1-B To Letter Agreement No. SWA-PA-03729-LA-1106474R8 Aircraft Delivery, Description, Price and Advance Payments Invoice Escalation Option Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Escalation Exercise Date [***] Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date (3.2) Aircraft (Airframe) Factor Forecast Deadline Note Price Per A/P [***] [***] [***] [***] Apr-2026 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Apr-2026 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Apr-2026 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Apr-2026 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jun-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Aug-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Sep-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Sep-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Oct-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Oct-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Nov-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Nov-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Dec-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Dec-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Dec-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jan-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jan-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jan-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Feb-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Feb-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Mar-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Mar-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Apr-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Apr-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] SWA-PA-03729 116954R8 Boeing Proprietary SA-20 Page 2

Attachment 1-B To Letter Agreement No. SWA-PA-03729-LA-1106474R8 Aircraft Delivery, Description, Price and Advance Payments Invoice Escalation Option Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Escalation Exercise Date [***] Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date (3.2) Aircraft (Airframe) Factor Forecast Deadline Note Price Per A/P [***] [***] [***] [***] May-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] May-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jun-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jun-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jul-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jul-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Aug-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Aug-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Total: 50 *(1) [***] *(2) Manufacturer's serial numbers (MSNs) are for reference only and are subject to change *(3.2) [***] *(3.3) [***] Note: *(3.1) [***] (1) [***] SWA-PA-03729 116954R8 Boeing Proprietary SA-20 Page 3

Attachment 1-C To Letter Agreement No. 1106474R8 Aircraft Delivery, Description, Price and Advance Payments Airframe Model/MTOW: 737-8 181,200 pounds Detail Specification: D019A008-S (5/1/2017) 4Q20 External Fcst Engine Model/Thrust: CFMLEAP-1B28(1) 28,800 pounds Airframe Price Base Year/Escalation Formula: Jul-11 Non-Standard Airframe Price: [***] Engine Price Base Year/Escalation Formula: Jul-11 Non-Standard Optional Features: [***] Sub-Total of Airframe and Features: [***] Airframe Escalation Data: Engine Price (Per Aircraft): [***] Base Year Index (ECI): [***] Aircraft Basic Price (Excluding BFE/SPE): [***] Base Year Index (CPI): [***] Buyer Furnished Equipment (BFE) Estimate: [***] Seller Purchased Equipment (SPE) Estimate: [***] Deposit per Aircraft: [***] Invoice Escalation Option Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Escalation Exercise Date [***] Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date (3.2) Aircraft (Airframe) Factor Forecast Deadline Notes Price Per A/P [***] [***] [***] [***] May-2026 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] May-2026 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jun-2026 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jun-2026 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jun-2026 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jul-2026 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jul-2026 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jul-2026 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Aug-2026 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Aug-2026 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Aug-2026 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Sep-2026 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Sep-2026 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Sep-2026 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Nov-2026 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Nov-2026 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] SWA-PA-03729-LA-1106474R8 Boeing Proprietary SA-20 Page 1

Attachment 1-C To Letter Agreement No. 1106474R8 Aircraft Delivery, Description, Price and Advance Payments Invoice Escalation Option Escalation Estimate Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Escalation Exercise Date [***] Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date (3.2) Aircraft (Airframe) Factor Forecast Deadline Notes Price Per A/P [***] [***] [***] [***] Dec-2026 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Dec-2026 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jan-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jan-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Feb-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Feb-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Mar-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Mar-2027 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Sep-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Sep-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Oct-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Oct-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Nov-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Nov-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Dec-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Dec-2028 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Total: 32 *(1) [***] *(2) Manufacturer's serial numbers (MSNs) are for reference only and are subject to change *(3.2) [***] *(3.3) [***] Note: (1) [***] *(3.1) [***] SWA-PA-03729-LA-1106474R8 Boeing Proprietary SA-20 Page 2

Attachment 1-D To Letter Agreement No. 1106474R8 Aircraft Delivery, Description, Price and Advance Payments Airframe Model/MTOW: 737-8 181,200 pounds Detail Specification: D019A008-S (5/1/2017) 4Q22 External Fcst Engine Model/Thrust: CFMLEAP-1B28(1) 28,800 pounds Airframe Price Base Year/Escalation Formula: Jul-11 Airframe Price: [***] Engine Price Base Year/Escalation Formula: N/A Optional Features: [***] Sub-Total of Airframe and Features: [***] Airframe Escalation Data: Engine Price (Per Aircraft): [***] Base Year Index (ECI): [***] Aircraft Basic Price (Excluding BFE/SPE): [***] Base Year Index (CPI): [***] Buyer Furnished Equipment (BFE) Estimate: [***] Seller Purchased Equipment (SPE) Estimate: [***] LIFT Seats Provided by Boeing (Estimate): [***] Non-Refundable Deposit/Aircraft at Def Agreement: [***] Invoice Escalation Option Escalation Estimate Advance Pymnt Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Escalation Exercise Date [***] Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date (3.2) Aircraft (Airframe) Factor Forecast Deadline Notes Price Per A/P [***] [***] [***] [***] Apr-2029 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Apr-2029 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] May-2029 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] May-2029 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jun-2029 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jun-2029 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jul-2029 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jul-2029 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Aug-2029 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Aug-2029 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Sep-2029 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Sep-2029 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Oct-2029 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Oct-2029 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Nov-2029 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Nov-2029 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Dec-2029 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Dec-2029 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jan-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jan-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jan-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Feb-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] SWA-PA-03729-LA-1106474R8 Boeing Proprietary SA-20 Page 1

Attachment 1-D To Letter Agreement No. 1106474R8 Aircraft Delivery, Description, Price and Advance Payments Invoice Escalation Option Escalation Estimate Advance Pymnt Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Escalation Exercise Date [***] Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date (3.2) Aircraft (Airframe) Factor Forecast Deadline Notes Price Per A/P [***] [***] [***] [***] Feb-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Feb-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Feb-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Mar-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Mar-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Mar-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Mar-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Apr-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Apr-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Apr-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Apr-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] May-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] May-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] May-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] May-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jun-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jun-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jun-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jun-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jul-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jul-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jul-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jul-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Aug-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Aug-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Aug-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Aug-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Sep-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Sep-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Sep-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Sep-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Oct-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Oct-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Oct-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] SWA-PA-03729-LA-1106474R8 Boeing Proprietary SA-20 Page 2

Attachment 1-D To Letter Agreement No. 1106474R8 Aircraft Delivery, Description, Price and Advance Payments Invoice Escalation Option Escalation Estimate Advance Pymnt Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Escalation Exercise Date [***] Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date (3.2) Aircraft (Airframe) Factor Forecast Deadline Notes Price Per A/P [***] [***] [***] [***] Oct-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Nov-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Nov-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Nov-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Dec-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Dec-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Dec-2030 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jan-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jan-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jan-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Feb-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Feb-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Feb-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Feb-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Mar-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Mar-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Mar-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Mar-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Apr-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Apr-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Apr-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Apr-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] May-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] May-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] May-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] May-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jun-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jun-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] SWA-PA-03729-LA-1106474R8 Boeing Proprietary SA-20 Page 3

Attachment 1-D To Letter Agreement No. 1106474R8 Aircraft Delivery, Description, Price and Advance Payments Invoice Escalation Option Escalation Estimate Advance Pymnt Per Aircraft (Amts. Due/Mos. Prior to Delivery): Delivery Escalation Number of Factor (3.3) Escalation Exercise Date [***] Adv Payment Base At Signing 24 Mos. 21/18/12/9/6 Mos. Total Date*(1) Date (3.2) Aircraft (Airframe) Factor Forecast Deadline Notes Price Per A/P [***] [***] [***] [***] Jun-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jun-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jul-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jul-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jul-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Jul-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Aug-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Aug-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Aug-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Aug-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Sep-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Sep-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Sep-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Sep-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Oct-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Oct-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Oct-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Oct-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Nov-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Nov-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Nov-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Dec-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Dec-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Dec-2031 [***] 1 [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Total: 108 *(1) [***] *(2) Manufacturer's serial numbers (MSNs) are for reference only and are subject to change *(3.2) [***] *(3.3) [***] Note: (1) [***] *(3.1) [***] SWA-PA-03729-LA-1106474R8 Boeing Proprietary SA-20 Page 4

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207 SWA-PA-03729-LA-1106475R6 Southwest Airlines Co. 2702 Love Field Drive P.O. Box 36611 Dallas, Texas 75235-1611 Subject: [***] References: 1) Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and Model 737-7 aircraft 2) Letter Agreement SWA-PA-03729-LA-1106474R8 entitled “Option Aircraft” (Option Aircraft Letter Agreement) This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. 1. [***]

SA-20 SWA-PA-03729-LA-1106475R6 [***] Page 2 BOEING PROPRIETARY

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SWA-PA-03729-LA-1106475R6 SA-20 [***] Page 5 BOEING PROPRIETARY 2. [***] 3. Assignment. Unless otherwise noted herein, [***] described in this Letter Agreement are provided [***] to Customer and in consideration of Customer’s taking title to the Option Aircraft at time of delivery and becoming the operator of the Option Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing. 4. Confidentiality Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties. Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

SWA-PA-03729-LA-1106475R6 SA-20 [***] Page 6 BOEING PROPRIETARY Very truly yours, THE BOEING COMPANY By /s/ Herbert C. Portillo Name Herbert C. Portillo Its Attorney-In-Fact ACCEPTED AND AGREED TO this Date: October 25, 2023 SOUTHWEST AIRLINES CO. By /s/ Tammy Romo Name Tammy Romo Its EVP & CFO

SA-20 SWA-PA-03729-LA-1106477R1 [***] Page 1 BOEING PROPRIETARY The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207 SWA-PA-03729-LA-1106477R1 Southwest Airlines Co. 2702 Love Field Drive P.O. Box 36611 Dallas, Texas 75235-1611 Subject: [***] Reference: Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and 737-7 aircraft (Aircraft) This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. Recitals 1. [***] 2. [***] Agreement 1. Covered Aircraft. The Program shall apply to each of the Aircraft operated by Customer on Customer's routes during the Program Term (Covered Aircraft). 2. [***]

SA-20 SWA-PA-03729-LA-1106477R1 [***] Page 2 BOEING PROPRIETARY 3. [***] 4. [***]

SA-20 SWA-PA-03729-LA-1106477R1 [***] Page 3 BOEING PROPRIETARY 5. [***]

SA-20 SWA-PA-03729-LA-1106477R1 [***] Page 4 BOEING PROPRIETARY 6. [***] 7. [***]

SA-20 SWA-PA-03729-LA-1106477R1 [***] Page 5 BOEING PROPRIETARY 8. [***]

SA-20 SWA-PA-03729-LA-1106477R1 [***] Page 6 BOEING PROPRIETARY 9. [***]

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SA-20 SWA-PA-03729-LA-1106477R1 [***] Page 8 BOEING PROPRIETARY 10. Notice. 10.1 All reports submitted to Boeing will be addressed to the attention of: Director - BCA Warranty and Product Assurance Boeing Commercial Airplanes P.O. Box 3707 Mail Code 2L-46 Fax: 425-237-1706 Seattle, Washington 98124-2207

SA-20 SWA-PA-03729-LA-1106477R1 [***] Page 9 BOEING PROPRIETARY 10.2 All reports submitted to Customer will be addressed to the attention of: Southwest Airlines Co. 2702 Love Field Drive P.O. Box 36611 Dallas, Texas 75235 11. [***] 12. [***] 13. Assignment. Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part. 14. Confidential Treatment. Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties. Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article)

SA-20 Page 10 BOEING PROPRIETARY written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations. Very truly yours, THE BOEING COMPANY By /s/ Herbert C. Portillo Name Herbert C. Portillo Its Attorney-In-Fact ACCEPTED AND AGREED TO this Date: October 25, 2023 SOUTHWEST AIRLINES CO. By /s/ Tammy Romo Name Tammy Romo Its EVP & CFO Attachment A: [***] SWA-PA-03729-LA-1106477R1 [***]

SA-20 SWA-PA-03729-LA-1106477R1 [***] Page 11 BOEING PROPRIETARY Attachment A: [***] [***] Year 1:____ Year 2:____ Year 3:____ Year 4:____ Year 5:____ [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***]

SA-20 SWA-PA-03729-LA-1106477R1 [***] Page 12 BOEING PROPRIETARY Attachment B: [***] [***] 1. [***] 2. [***] 3. [***]

SA-20 SWA-PA-03729-LA-1106477R1 [***] Page 13 BOEING PROPRIETARY

SA-20 SWA-PA-03729-LA-1106477R1 [***] Page 14 BOEING PROPRIETARY 4. [***]

SA-20 SWA-PA-03729-LA-1106477R1 [***] Page 15 BOEING PROPRIETARY 5. [***]

SA-20 SWA-PA-03729-LA-1106477R1 [***] Page 16 BOEING PROPRIETARY The rest of the page is intentionally blank.

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SA-20 SWA-PA-03729-LA-1106477R1 [***] Page 18 BOEING PROPRIETARY [***]

SWA-PA-03729-LA-1106475R6 SA-20 [***] Page 19 BOEING PROPRIETARY Attachment C: [***] To: Southwest Airlines Co. Reference: Letter Agreement No. SWA-PA-03729-LA-1106477R1 to Agreement Subject: No. PA-03729 (Purchase Agreement) and [***] [***]

SA-20 SWA-PA-03729-LA-1106477R1 [***] Page 20 BOEING PROPRIETARY Attachment D To: Director - BCA Warranty and Product Assurance Contracts Boeing Commercial Airplanes P.O. Box 3707, Mail Code 2L-46 Fax: 425-237-1706 Seattle, Washington 98124-2207 Reference: Letter Agreement No. SWA-PA-03729-LA-1106477R1 to Agreement Subject: No. PA-03729 (Purchase Agreement) and [***] Data reported pursuant to Article 6 of the referenced Letter Agreement. Reporting Period No. _____ Beginning date _________ ending date _________ [***]

SA-20 SWA-PA-03729-LA-1106477R1 [***] Page 21 BOEING PROPRIETARY Southwest Airlines Co. By Its

SA-20 SWA-PA-03729-LA-1106477R1 [***] Page 22 BOEING PROPRIETARY Attachment E To: Southwest Airlines Co. Reference: Letter Agreement No. SWA-PA-03729-LA-1106477R1 to Agreement Subject: No. PA-03729 (Purchase Agreement) and [***] Data reported pursuant to Article 7 of the referenced Letter Agreement. Reporting Period No. _____ Beginning date _________ ending date _________ [***]

SA-20 SWA-PA-03729-LA-1106477R1 [***] Page 23 BOEING PROPRIETARY THE BOEING COMPANY Reported By Its Date [***]

SWA-PA-03729-LA-1106477R1 SA-20 [***] Page 24 BOEING PROPRIETARY Attachment F: [***] To: Southwest Airlines Co. Reference: Letter Agreement No. SWA-PA-03729-LA-1106477R1 to Agreement No. PA-03729 (Purchase Agreement) and [***] Subject: Data reported pursuant to Article 5.3 of the referenced Letter Agreement. [***]

SA-12 SWA-PA-03729-LA-1301170R3 [***] Page 1 BOEING PROPRIETARY The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207 SWA-PA-03729-LA-1301170R4 Southwest Airlines Co. 2702 Love Field Drive P.O. Box 36611 Dallas, Texas 75235-1611 Subject: Reference: [***] Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and 737-7 aircraft This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. [***]

SA-20 SWA-PA-03729-LA-1301170R4 [***] Page 2 BOEING PROPRIETARY

SA-20 SWA-PA-03729-LA-1301170R4 [***] Page 3 BOEING PROPRIETARY

SWA-PA-03729-LA-1301170R3 SA-12 [***] Page 4 BOEING PROPRIETARY [***] Assignment. Unless otherwise noted herein, [***] described in this Letter Agreement are provided [***] to Customer and in consideration of Customer’s taking title to the 737-7 Aircraft at time of delivery and becoming the operator of the 737-7 Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing. Confidentiality Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties. Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations. ---- Rest of this page is blank ----

SWA-PA-03729-LA-1301170R4 SA-20 [***] Page 5 BOEING PROPRIETARY Very truly yours, THE BOEING COMPANY By /s/ Herbert C. Portillo Name Herbert C. Portillo Its Attorney-In-Fact ACCEPTED AND AGREED TO this Date: October 25, 2023 SOUTHWEST AIRLINES CO. By /s/ Tammy Romo Name Tammy Romo Its EVP & CFO

SA-20 Page 1 BOEING PROPRIETARY The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207 SWA-PA-03729-LA-2100812R2 Southwest Airlines Co. 2702 Love Field Drive P.O. Box 36611 Dallas, Texas 75235-1611 Subject: [***] References: 1) Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and Model 737-7 aircraft 2) Letter Agreement SWA-PA-03729-LA-1106474R8 entitled “Option Aircraft” (Option Aircraft Letter Agreement) 3) Letter Agreement SWA-PA-03729-LA-1106475R6 entitled [***] This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. [***]

SA-20 SWA-PA-03729-LA-2100812R2 [***] Page 2 BOEING PROPRIETARY 1. [***]

SA-20 SWA-PA-03729-LA-2100812R2 [***] Page 3 BOEING PROPRIETARY

SA-20 SWA-PA-03729-LA-2100812R2 [***] Page 4 BOEING PROPRIETARY 2. [***]

SA-20 Page 5 BOEING PROPRIETARY 3. [***] 4. Confidentiality. SWA-PA-03729-LA-2100812R2 [***]

SA-20 SWA-PA-03729-LA-2100812R2 [***] Page 6 BOEING PROPRIETARY Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties. Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations. ---- Rest of this page is blank ----

SWA-PA-03729-LA-2100812R2 SA-20 [***] Page 7 BOEING PROPRIETARY Very truly yours, THE BOEING COMPANY By /s/ Herbert C. Portillo Name Herbert C. Portillo Its Attorney-In-Fact ACCEPTED AND AGREED TO this Date: October 25, 2023 SOUTHWEST AIRLINES CO. By /s/ Tammy Romo Name Tammy Romo Its EVP & CFO

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207 Page 1 BOEING PROPRIETARY SWA-PA-03729-LA-2100814R2 Southwest Airlines Co. 2702 Love Field Drive P.O. Box 36611 Dallas, Texas 75235-1611 Subject: [***] References: 1) Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and 737-7 aircraft (Aircraft) 2) Letter Agreement SWA PA 03729 LA-1106474R8 entitled “Option Aircraft” (Option Aircraft Letter Agreement) This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement. Definitions. [***] Option Aircraft will have the meaning specified in Letter Agreement Number LA-1106474R8 relating to Option Aircraft. Original Option Aircraft will have the meaning specified in Letter Agreement Number LA-1106474R8 relating to Option Aircraft.

SA-20 SWA-PA-03729-LA-2100814R2 Page 2 BOEING PROPRIETARY 2020 Option Aircraft will have the meaning specified in Letter Agreement Number LA-1106474R8 relating to Option Aircraft. 2021 Option Aircraft will have the meaning specified in Letter Agreement Number LA-1106474R8 relating to Option Aircraft. 2023 Option Aircraft will have the meaning specified in Letter Agreement Number LA-1106474R8 relating to Option Aircraft. Program Aircraft means (i) each firm and exercised Option Aircraft in Table 1 of the Purchase Agreement as of the date of this Letter Agreement that are scheduled for delivery after January 1, 2024, (ii) each of the (100) 737-7 firm Aircraft, (iii) each of the (108) firm incremental aircraft added as of SA-20, (iv) each exercised Original Option Aircraft, (v) each exercised 2020 Option Aircraft, (vi) each exercised 2021 Option Aircraft, and (vii) each exercised 2023 Option Aircraft. [***] Applicability. [***] [***] [***]

SA-20 SWA-PA-03729-LA-2100814R2 Page 3 BOEING PROPRIETARY [***] [***] Assignment. Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing. Confidentiality. The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. ---- Rest of this page is blank ----

SA-20 SWA-PA-03729-LA-2100814R2 Page 4 BOEING PROPRIETARY Very truly yours, THE BOEING COMPANY By /s/ Herbert C. Portillo Name Herbert C. Portillo Its Attorney-In-Fact ACCEPTED AND AGREED TO this Date: October 25, 2023 SOUTHWEST AIRLINES CO. By /s/ Tammy Romo Name Tammy Romo Its EVP & CFO

SA-20 SWA-PA-03729-LA-2100814R2 Page 5 BOEING PROPRIETARY ATTACHMENT A [***]

SA-20 SWA-PA-03729-LA-2100814R2 Page 6 BOEING PROPRIETARY ATTACHMENT B-1 : [***] [***]

SA-20 SWA-PA-03729-LA-2100814R2 Page 7 BOEING PROPRIETARY

SA-20 SWA-PA-03729-LA-2100814R2 Page 8 BOEING PROPRIETARY

SA-20 SWA-PA-03729-LA-2100814R2 Page 9 BOEING PROPRIETARY ATTACHMENT B-2: [***] [***]

SA-20 SWA-PA-03729-LA-2100814R2 Page 10 BOEING PROPRIETARY

SA-20 SWA-PA-03729-LA-2100814R2 Page 11 BOEING PROPRIETARY

SA-20 SWA-PA-03729-LA-2100814R2 Page 12 BOEING PROPRIETARY

SA-16 SWA-PA-03729-LA-2100825R1 [***] Page 1 BOEING PROPRIETARY The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207 SWA-PA-03729-LA-2100825R2 Southwest Airlines Co. 2702 Love Field Drive P.O. Box 36611 Dallas, Texas 75235-1611 Subject: [***] References: 1) Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and 737-7 aircraft (Aircraft) This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. [***]

SA-20 SWA-PA-03729-LA-2100825R2 [***] Page 2 BOEING PROPRIETARY Assignment. Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part. Confidential Treatment. Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties. Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations.

SWA-PA-03729-LA-2100825R2 SA-20 [***] Page 3 BOEING PROPRIETARY Very truly yours, THE BOEING COMPANY By /s/ Herbert C. Portillo Name Herbert C. Portillo Its Attorney-In-Fact ACCEPTED AND AGREED TO this Date: October 25, 2023 SOUTHWEST AIRLINES CO. By /s/ Tammy Romo Name Tammy Romo Its EVP & CFO

SA-20 SWA-PA-03729-LA-2100984R1 [***] Page 1 BOEING PROPRIETARY The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207 SWA-PA-03729-LA-2100984R1 Southwest Airlines Co. 2702 Love Field Drive P.O. Box 36611 Dallas, Texas 75235-1611 Subject: [***] References: 1) Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and Model 737-7 aircraft 2) Letter Agreement SWA-PA-03729-LA-1106471R2 entitled “Substitute Aircraft” (Substitution Letter) This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. 1. [***]

SA-20 SWA-PA-03729-LA-2100984R1 [***] Page 2 BOEING PROPRIETARY

SA-20 SWA-PA-03729-LA-2100984R1 [***] Page 3 BOEING PROPRIETARY 2. [***] 3. Assignment. Unless otherwise noted herein, the [***] described in this Letter Agreement are provided [***] to Customer and in consideration of Customer’s taking title to the Substitute Aircraft at time of delivery and becoming the operator of the Substitute Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing. 4. Confidentiality Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties. Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior

SWA-PA-03729-LA-2100984R1 SA-20 [***] Page 4 BOEING PROPRIETARY written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations. Very truly yours, THE BOEING COMPANY By /s/ Herbert C. Portillo Name Herbert C. Portillo Its Attorney-In-Fact ACCEPTED AND AGREED TO this Date: October 25, 2023 SOUTHWEST AIRLINES CO. By /s/ Tammy Romo Name Tammy Romo Its EVP & CFO

SWA-PA-03729-LA-2202855R2 SA-20 2023 MAX Production Plan Page 1 BOEING PROPRIETARY The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207 SWA-PA-03729-LA-2202855R2 Southwest Airlines Co. 2702 Love Field Drive P.O. Box 36611 Dallas, Texas 75235-1611 Subject: 2023/2024 MAX Production Plan References: 1) Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to model 737-8 and model 737-7 aircraft (collectively, Aircraft) 2) Table 1A to the Purchase Agreement entitled “Table 1A to Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-8 Aircraft” (Table 1A) 3) Table 1B to the Purchase Agreement entitled “Table 1B to Purchase Agreement No. PA-03729 Aircraft Delivery, Description, Price and Advance Payments 737-7 Aircraft” (Table 1B) This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. 1. 737-8 Special Substitution Aircraft 1.1 [***], Boeing and Customer have agreed to the substitution of one hundred nine (109) model 737-7 Aircraft with scheduled delivery months in January 2023 through June 2024 (737-8 Special 2023/2024 Substitution Aircraft), as shown in the table immediately below and reflected in Table 1A and Table 1B to the Purchase Agreement. Scheduled Delivery Month Quantity of 737-8 Special 2023/2024 Substitution Aircraft January 2023 10 February 2023 10 March 2023 10 April 2023 10

SWA-PA-03729-LA-2202855R2 SA-20 2023 MAX Production Plan Page 2 BOEING PROPRIETARY May 2023 8 June 2023 3 July 2023 5 August 2023 2 September 2023 4 October 2023 3 November 2023 4 December 2023 4 January 2024 5 February 2024 6 March 2024 8 April 2024 8 May 2024 8 June 2024 1 Total 109 1.2 [***] 1.3 [***] 1.4 [***]

SWA-PA-03729-LA-2202855R2 SA-20 2023 MAX Production Plan Page 3 BOEING PROPRIETARY 2. Assignment Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in (i) this Letter Agreement and (ii) Letter Agreement No. SWA-PA- 03729-LA-2103755 are provided to Customer in consideration of Customer's becoming the operator of the Aircraft and cannot be assigned in whole or in part. 3. Confidentiality Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties. Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations. ---- Rest of this page is blank ----

SWA-PA-03729-LA-2202855R2 SA-20 2023 MAX Production Plan Page 4 BOEING PROPRIETARY Very truly yours, THE BOEING COMPANY By /s/ Herbert C. Portillo Name Herbert C. Portillo Its Attorney-In-Fact ACCEPTED AND AGREED TO this Date: October 25, 2023 SOUTHWEST AIRLINES CO. By /s/ Tammy Romo Name Tammy Romo Its EVP & CFO

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207 Page 1 BOEING PROPRIETARY SWA-PA-03729-LA-2304184 Southwest Airlines Co. 2702 Love Field Drive P.O. Box 36611 Dallas, Texas 75235-1611 Subject: [***] Reference: Purchase Agreement No. PA-03729 (Purchase Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Customer) relating to Model 737-8 and 737-7 aircraft This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. [***]

SWA-PA-03729-LA-2304184 SA-20 Page 2 BOEING PROPRIETARY

SWA-PA-03729-LA-2304184 SA-20 Page 3 BOEING PROPRIETARY [***] Assignment. Unless otherwise noted herein, [***] described in this Letter Agreement are provided [***] to Customer and in consideration of Customer’s taking title to the 737-7 2023 Incremental Aircraft at time of delivery and becoming the operator of such 737-7 Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

SWA-PA-03729-LA-2304184 SA-20 Page 4 BOEING PROPRIETARY Confidentiality Customer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential and has value precisely because it is not available generally to other parties. Customer agrees to limit the disclosure of the contents of this Letter Agreement to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this Article) without the prior written consent of Boeing and (c) any auditors and attorneys of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this Article, or are otherwise bound by a confidentiality obligation. Disclosure to other parties is not permitted without Boeing’s consent except as may be required by applicable law or governmental regulations. Customer shall be fully responsible to Boeing for compliance with such obligations. ---- Rest of this page is blank ----

SWA-PA-03729-LA-2304184 SA-20 Page 5 BOEING PROPRIETARY Very truly yours, THE BOEING COMPANY By /s/ Herbert C. Portillo Name Herbert C. Portillo Its Attorney-In-Fact ACCEPTED AND AGREED TO this Date: October 25, 2023 SOUTHWEST AIRLINES CO. By /s/Tammy Romo Name Tammy Romo Its EVP & CFO